                                                                 EXHIBIT 10.36

                    HOSIE, WES, McLAUGHLIN & SACKS
                            ATTORNEYS AT LAW
FACSIMILE                 ONE SANSOME STREET                     ALASKA OFFICE
5) 781-2525                 FOURTEENTH FLOOR           510 L STREET. SUITE 500
                     SAN FRANCISCO, CALIFORNIA 94104   ANCHORAGE, ALASKA 99501
                            (415) 781-3200                      (907) 279-2114


                           September 24, 1993


VIA CALIFORNIA OVERNIGHT

Mr. Paul Siegel
Chief Financial Officer
Calypte Biomedical Corporation
1440 Fourth Street
Berkeley, California 94710

         Re:     MMC/GATX PARTNERSHIP NO. I - CALYPTE BIOMEDICAL CORPORATION

Dear Paul:

         Enclosed for your review, signature and return to me are the following closing documents in connection with the upcoming Schedules Nos. 1, 2 and 3 under the Equipment Lease:

         1.      UCC-1 Sale-Leaseback Notice.

         2.      UCC-1 Precautionary Financing Statement.

         3.      UCC-1 Precautionary Fixture Filing.

         Please return the signed UCCs to me as soon as possible.

         Also enclosed for your records are fully-executed copies of the Master Equipment Lease Agreement and the Security Deposit Pledge Agreement. I will send you execution copies of Schedules Nos. 1, 2 and 3 and the related Bill of Sale in the next few days.

         Please call me if you have any questions or comments.

                                  Sincerely,


                                  /s/ ROBERT F. MCLAUGHLIN
                                  Robert F. McLaughlin

RFM:ogw
Enclosures.
cc: Thomas Klein, Esq. - w/enc. -- UCCs only (via California Overnight) Annette Bishop - w/o enc.
         David G. Mayer, Esq. - w/o enc.

                        MASTER EQUIPMENT LEASE AGREEMENT

Agreement No. ___________                          Dated as of August 20, 1993

                                    between

                          MMC/GATX PARTNERSHIP NO. 1,
                            Four Embarcadero Center,
                            San Francisco, CA 94111

                                   as Lessor

                                      and

                        CALYPTE BIOMEDICAL CORPORATION,
                            a California corporation
                               1440 Fourth Street
                              Berkeley, CA. 94710

                                   as Lessee

                        LESSOR'S COMMITMENT: $1,150,000

Initial Rent Factor:   12 months at 1.5%           Initial Lease Term: 42 months
                        followed by 30
                        months at 3.5%

Treasury Base Rate:   4.68%                        Treasury Constant, Maturity: 42 months

Initial Implicit Rate: 10.91%                      Minimum Implicit Rate: 10.00%

Minimum Funding Amount: $75,000                    Maximum No. of Fundings: One per month

Minimum Renewal Percentage: 1.3%                   Minimum Purchase Option Percentage: 10%

                   Commitment Termination Date: June 30, 1994

Eligible Equipment:       Scientific laboratory and test equipment;
                          manufacturing equipment; and up to $200,000 of tenant improvements.

         The terms and information set forth on this cover page are a part of the MASTER EQUIPMENT LEASE AGREEMENT, dated as of the date first written above (this "Lease"), entered into by and between MMC/GATX PARTNERSHIP NO. I ("Lessor") and the Lessee set forth above, the terms and conditions of which are as follows:

         LESSOR'S OBLIGATIONS UNDER THIS LEASE AND EACH SCHEDULE ARE SUBJECT TO THE PRIOR SATISFACTION OF THE CONDITIONS SET FORTH ON RIDER I HERETO.

         1. DEFINITIONS: Unless otherwise defined in this Lease (which term shall include the cover page, any Rider, any Exhibit or any Schedule hereto), capitalized terms shall have the following meanings:

         "Commitment Termination Date" means the date set forth opposite such term on the cover page of this Lease, or such earlier date on which Lessor terminates its commitment to fund pursuant to the terms of this Lease.

         "Delivery Date" means, with respect to any Schedule, the date first set forth on such Schedule.

         "Eligible Equipment" means Equipment of the types listed following such term on the cover page of this Lease to the extent acceptable to Lessor.

         "Environmental Law" means the Resource Conservation and Recovery Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (in each case having the force of law) regulating or imposing liability or standards of conduct concerning, any Hazardous Materials or other hazardous, toxic or dangerous waste, constituent, or other substance, whether solid, liquid or gas, as now or at any time hereafter in effect.

         "Equipment" means all equipment, fixtures and personal property listed in any Schedule together with all replacement parts, additions, accessions and accessories to such equipment, fixtures and personal property.

         "Event of Default" shall have the meaning set forth in Section 12 hereof.

         "Hazardous Materials" means any hazardous substance, pollutant or contaminant defined as such in any Environmental Law.

         "Implicit Rate" means, with respect to a Schedule, an implicit interest rate used in calculating the Rent Factor applicable to such Schedule, calculated as set forth in Section 3(b) of this Lease.

         "Initial Implicit Rate" means the implicit interest rate specified on the cover page of this Lease.

         "Initial Lease Term" means the period of months set forth opposite such term on the cover page of this Lease.

         "Initial Rent Factor" means the Rent Factor set forth on the cover page of this Lease calculated using the Initial Implicit Rate.

         "Interim Rental Payment" shall have the meaning set forth Section 3(a) of this Lease.

         "Lessor's Commitment" means the maximum amount that Lessor may be obligated to fund under the Lease, which amount is set forth opposite such term on the cover page of this Lease.

         "Lessor's Cost" with respect to a Unit of Equipment means the total cost to Lessor of purchasing such Unit of Equipment, as indicated on the applicable Schedule.

         "Maximum Number of Fundings" means the number of fundings under this Lease specified opposite such term on the cover page hereof.

         "Minimum Funding Amount" means the amount set forth opposite such term on the cover page of this Lease.

         "Minimum Implicit Rate" means the interest rate set forth opposite such term on the cover page to this Lease.

         "Minimum Purchase Option Percentage" means the percentage of Lessor's Cost set forth opposite such term on the cover page of this Lease.

         "Minimum Renewal Percentage" means the percentage set forth opposite such term on the cover page of this Lease.

         "Rent Commencement Date" means the date, with respect to any Schedule, set forth in Section 3(a) of such Schedule, which shall be the first day of the calendar quarter immediately following the Delivery Date for such Schedule.

         "Rent Factor" means, with respect to a Schedule, the rent factor calculated using the Implicit Rate applicable on the Delivery Date of such Schedule.

         "Rental Payment" means, for any Schedule, the monthly rent payment for the Units identified in such Schedule.

         "Schedule" or "Schedule No.   " means a schedule in the form of Exhibit
E to this Lease identifying this Lease and incorporating this Lease by reference, which is executed by both parties hereto.

         "Stipulated Loss Value" shall have the meaning set forth in Section 11(e).

         "Term" means the Initial Lease Term, together with any renewal or extension thereof.

         "Treasury Base Rate" means the interest rate set forth opposite such term on the cover page of this Lease.

         "Treasury Constant Maturity" means the period of months set forth opposite such term on the cover page of this Lease.

         "Unit" means an item of Equipment.

         2. LEASE: Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the Equipment described in each Schedule on the terms and subject to the conditions specified herein and therein. Lessor's obligation to fund Schedules under this Lease shall terminate on the Commitment Termination Date. Lessor may, in its sole discretion, terminate its commitment herein to fund the Lessor's Commitment or any unfunded portion thereof at any time if:
(a) there is any material adverse change to the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Lessee, whether or not arising from transactions in the ordinary course of business, (b) there is any material adverse deviation by Lessee from the business plan of Lessee presented to and not disapproved in writing by Lessor, since the date first written on the cover page of this Lease, (c) any Event of Default exists, or (d) if any term or condition in any Schedule is not satisfied by the Delivery Date of such Schedule. This Lease shall constitute a "Finance Lease" under Division 10 of the California Uniform Commercial Code ("UCC"); provided, however, that the characterization of this Lease as a "Finance Lease" is for purposes of Division 10 of the UCC only, and shall not affect the accounting treatment of this Lease. This Lease, and Lessee's obligation to pay all rent and other sums hereunder, shall be absolute and unconditional, and shall not be subject to, and Lessee hereby waives any right of or to, abatement, reduction, set-off, defense or counterclaim. Lessee waives any and all rights and remedies conferred upon Lessee by UCC Sections 10508 through 10522, including (without limitation) Lessee's rights to (i) cancel or repudiate this Lease, (ii) reject or revoke acceptance of the leased property, (iii) recover damages from Lessor for breach of warranty or for any other reason, (iv) claim a security interest in any rejected property in Lessee's possession or control, (v) deduct from Rental Payments all or any part of any claimed damages resulting from Lessor's default under this

Lease, (vi) accept partial delivery of the Equipment, (vii) "cover" by making any purchase or lease of other property in substitution for property due from Lessor, (viii) recover from the Lessor any general, special, incidental or consequential damages, for any reason whatsoever, and (ix) seek specific performance, replevin or the like for any of the Equipment. Lessee acknowledges that, at the time of each Schedule, it will have received and approved the terms of the agreements with the vendors under which Lessor will, subject to the terms and conditions of this Lease, purchase the Units covered by such Schedule. The Units shall be leased for commercial purposes only, and not for consumer, personal, home or family purposes. This Lease describes the terms of, and is intended by the parties hereto to be, a true lease; provided, however, that the parties acknowledge that the terms and conditions of the Lease may, alternatively, create a secured financing or lease for security. If this Lease as supplemented by any Schedule constitutes a security agreement or lease for security, the Lessee hereby grants a security interest to Lessor in all of Lessee's right, title and interest in the Units described in Annex A to such Schedule and the proceeds thereof, to secure all of Lessee's obligations under this Lease and such Schedule.

         3. TERM AND RENTALS: THIS LEASE SHALL BE EFFECTIVE UPON EXECUTION AND DELIVERY HEREOF by Lessee and Lessor. (a) The Initial Lease Term for each Schedule shall commence upon the Rent Commencement Date set forth in such Schedule. For the Initial Lease Term of such Schedule, Lessee agrees to pay Lessor aggregate rentals equal to the number of months in the Initial Lease Term of such Schedule multiplied by the amount of the Rental Payment specified in such Schedule. In addition, for the period from the Delivery Date of each Schedule until such Schedule's Rent Commencement Date, Lessee shall pay an interim rental ("Interim Rental Payment") equal to the product of (i) the total rental for the Initial Lease Term of such Schedule divided by 1,260 [42 x 30] and (ii) the actual number of days between the Delivery Date and the Rent Commencement Date, including the Delivery Date but excluding the Rent Commencement Date. Lessor will make reasonable efforts to se nd Lessee invoices for Rental Payments, but the failure to do so or the incorrectness of any invoice will not relieve Lessee of its obligation to pay all amounts, including Rental Payments, due under this Lease. The Interim Rental Payment for each Schedule is due on the Delivery Date for such Schedule and the remaining Rental Payments are due commencing on the Rent Commencement Date and thereafter on the same date of each succeeding month of the Term, or as specified in the applicable Schedule. A late charge on any overdue payments shall accrue at the rate of 1.5% per month on the overdue amount, or the highest lawful rate, whichever is less. (b) The Rent Factor will be calculated for each Schedule based on a basis point for basis point adjustment (if any) to the Initial Implicit Rate equal to the change from the Treasury Base Rate in the U.S. Treasury note rate for notes of a term equal to the Treasury Constant Maturity as quoted three business days prior to the Delivery Date for such
Schedule in The Wall Street Journal. The Implicit Rate used for calculating the Rent Factor for any Schedule shall not be less than the Minimum Implicit Rate. (c) It is not the intent of the parties to create rent or other payment obligations of Lessee which will be considered usurious under applicable law. However, if any such payment shall be found to be usurious by a court of competent jurisdiction, then Rental Payments or such other amounts shall automatically be reduced to the highest rate or amounts permitted by applicable law and the usurious portion of the Rental Payments or such other amounts shall be applied to the Lessee's remaining obligations under the Lease in a manner reasonably determined by Lessor. If Lessee retains possession of any Unit after the expiration or termination of this

Lease, Rental Payments shall continue to be paid with respect to such Unit at the rate set forth in Section 3(a) of the Schedule relating to such Unit until all obligations of Lessee under this Lease relating to such Unit, including, without limitation, Rental Payments and payments due under Section 4 of this Lease, have been satisfied. This Lease may be terminated only as expressly provided herein.

         4. LESSEE'S PURCHASE OF TENANT IMPROVEMENTS; OPTIONS AT END OF INITIAL LEASE TERM FOR NON-TENANT IMPROVEMENTS:

         4A. Tenant Improvements. At the expiration of the Initial Lease Term of each Schedule covering tenant improvements, Lessee shall purchase all of the Units that are tenant improvements under such Schedule for a purchase price equal to fifteen percent (15%) of Lessor's Cost of all such Units, plus any applicable sales or other transfer tax.

         4B.     Non-Tenant Improvements.

         (a) Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, Lessee shall elect one of the following options in clauses (i) or (ii) below:

                 (i) Lessee's Option to Renew: At the expiration of the Initial Lease Term of the first Schedule covering Units other than tenant improvements, Lessee may elect to renew the Lease with respect to all, but not less than all, of such Units under all Schedules to the Lease at their respective expiration dates for not less than twelve (12) months nor more than thirty-six (36) months for a rent equal to the "Fair Rental Value" (as defined in Section 4B(b) below) of such Units for such additional period, but in no event less than the Minimum Renewal Percentage of Lessor's Cost of such Units per month, which rent shall be paid monthly in advance. At the end of the renewal term, Lessee must purchase all of such Units for a purchase price equal to the Fair Market Value (as defined in Section 4B(b) below) plus any applicable sales or other transfer tax.

                 (ii) Lessee's Option to Purchase: At the expiration of the Initial Lease Term of the first Schedule covering Units other than tenant improvements, Lessee may elect to purchase all, but not less than all, of such Units under all Schedules to the Lease at their respective expiration dates for a purchase price equal to the "Fair Market Value" (as defined in Section 4(b) below) thereof as of the end of the Initial Lease Term of the first Schedule covering Units other than tenant improvements, but in no event less than the Minimum Purchase Option Percentage of Lessor's Cost of all such Units nor greater than twenty-five percent (25%) of Lessor's Cost of all such Units, plus any applicable sales or other transfer tax.

                 (iii)    If neither of the foregoing options in clauses (i) or
         (ii) of this Section 4B(a) is duly exercised by Lessee, this Lease shall be renewed at the rental in effect immediately prior to the renewal with respect to all Units other than tenant improvements covered by the applicable Schedule from the expiration date of the Initial Lease Term of such Schedule on a month-to-month basis. Lessee may terminate any such extended term on 90 days' notice to Lessor and shall along with such notice elect one of the options in clauses (i) or (ii) above.

         Either of the foregoing options in clauses (i) or (ii) shall be exercised by written notice delivered to Lessor not more than 180 days and not less than 120 days prior to the expiration of the Initial Lease Tenn of the Units which are subject to the first Schedule covering Units other than tenant improvements.

         (b) Fair Market Value or Fair Rental Value, as the case may be, shall be determined on the basis of and shall be equal in amount to the value which would obtain in an arm's-length transaction between an informed and willing buyer-user or lessee-user (other than a used equipment dealer) and an informed and willing seller or lessor under no compulsion to sell or lease, on the assumptions that: such Units (i) are being sold "in place and in use"; (ii) are free and clear of all liens and encumbrances; and (iii) are in the condition required upon the return of the Units under Section 9 of this Lease. In such determination, costs of removal from the location of current use shall not be a deduction from such value(s).

         (c) If the Lessor and Lessee have not agreed upon a determination of the Fair Market Value or Fair Rental Value of any Unit within 30 days after one of the parties has requested such determination, that determination shall be made by a certified independent appraiser approved by both Lessor and Lessee, such approvals not to be unreasonably withheld. The appraiser shall be furnished with a letter of instruction concerning the preparation of the appraisal, together with a copy of the Lease and Schedule and, to the extent available, related purchase orders and/or invoices. The appraiser shall be instructed to make such determination within 30 days following appointment.
The determination made by the appraiser shall be final and binding on both Lessor and Lessee. The fees and expenses of any appraisal shall be paid by the Lessee, if such appraisal is needed for the Lessor's exercise of its remedies under Sections 12 and 13 hereof, and equally by the Lessor and Lessee otherwise.

         4C.     General.  The purchase of the Units by Lessee pursuant to this
Section 4 shall be "AS IS, WHERE IS", without recourse to or any warranty by Lessor, other than a warranty that the Units are free and clear of liens and encumbrances resulting from acts of Lessor.

         5.      WARRANTIES; INDEMNITY:

         (a) Lessee acknowledges that it has made the selection of each Unit based upon its own judgment. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, THOSE OF DESCRIPTION, INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO THE EQUIPMENT AND HEREBY DISCLAIMS THE SAME. Lessor shall have no liability for any damages, whether direct or consequential, incurred by Lessee as a result of any defect or malfunction of a Unit. Lessee agrees to look solely to the manufacturer or vendor of any defective or malfunctioning Unit for the repair or replacement of such Unit and to continue to make all Rental Payments with respect to such Unit in spite of such defect or malfunction. Lessor hereby assigns to Lessee, for and during the Term, any warranty, guaranty or indemnity of the manufacturer or vendor issued to Lessor with respect to any Unit.

         (b) Lessee shall indemnify, reimburse and hold Lessor (including, without limitation, each of its partners) and each of their respective successors, assigns, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including, without limitation, claims relating to environmental discharge, cleanup or compliance), and all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including, without limitation reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any Unit, damage to or loss of use of property (including, without limitation, consequential or special damages to third parties or damages to Lessee's property), or bodily injury to or death of any person (including, without limitation, any agent or employee of Lessee) (each a "Claim"), directly or indirectly relating to or arising out of the acquisition, use, lease or sublease, ownership, operation, possession, control, storage or condition of any Unit (regardless of whether such Unit is at the time in the possession of Lessee), the falsity of any non-tax representation or warranty of Lessee or Lessee's failure to comply with the terms of the Lease during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any Unit, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release from any Unit of any Hazardous Materials, including, without limitation, any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that Lessee shall not indemnify Lessor for any liability incurred by Lessor as a direct and sole result of Lessor's gross negligence or willful misconduct.
Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Lease. Upon Lessor's written demand, Lessee shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lessor and its agents, employees, successors and assigns against any indemnified Claim described in this Section 5. Lessee shall not settle or compromise any Claim against or involving Lessor without first obtaining Lessor's written consent thereto, which consent shall not be unreasonably withheld.

         6. TITLE, LOCATION AND RETURN: Lessor and Lessee hereby confirm their intent that the Equipment remain and be deemed personal property and that title thereto shall remain in Lessor. If requested by Lessor, Lessee will affix plates or markings on the Equipment indicating the interests of Lessor. Lessee may not remove the Equipment from its place of installation without Lessor's prior written consent, which consent shall not be unreasonably withheld. Lessor shall have the right to inspect the Equipment during regular business hours, with reasonable notice, and in compliance with Lessee's reasonable security procedures. If for any reason the Equipment is to be returned to Lessor on Lessor's demand hereunder, Lessee at its own risk and expense, will cause the Equipment to be delivered promptly to Lessor free of all Hazardous Materials and in the same condition as when delivered hereunder, ordinary wear and tear excepted, to such point in the United States as Lessor may designate and in such a manner as is consistent with the manufacturer's recommendations, if any, for transportation and packaging of such Equipment. All charges to cover Equipment transportation, deinstallation, storage until returned, packing, and handling and all other costs associated with a return of the Equipment to the location designated by Lessor shall be paid by Lessee.

         7. SUBLEASE, ASSIGNMENT: Lessee acknowledges and agrees that Lessor may, subject to the terms of this Lease, sell, assign, grant a security interest in, or otherwise transfer all or any part of its rights, title and interest in this Lease and the Equipment. Upon Lessor's written notice, Lessee shall, if requested, pay directly to such assignee without abatement, deduction or set-off all amounts which become due hereunder. Lessee waives and agrees it will not assert against such assignee any counterclaim or set-off in any action for rent under the Lease. Such assignee shall have and be entitled to exercise any and all rights and remedies of Lessor hereunder, and all references herein to Lessor shall include Lessor's assignee. Lessee acknowledges that such a sale, assignment, grant or transfer would neither materially change Lessee's duties nor materially increase the burdens or risks imposed on the Lessee under this Lease. LESSEE MAY NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, (i) SUBLEASE, TRANSFER, DISPOSE OF OR ASSIGN ITS RIGHTS IN RESPECT OF ANY UNIT OR ITS OBLIGATIONS UNDER THIS LEASE OR (ii) ASSIGN, GRANT A SECURITY INTEREST IN, OR OTHERWISE TRANSFER ALL OR ANY PART OF ITS RIGHTS, TITLE AND INTEREST IN AND TO THIS LEASE OR THE EQUIPMENT.

         8. TAXES: Lessee agrees to pay if and when due, in addition to other amounts due hereunder and under each Schedule, all fees and assessments, and all sales, use, property, excise and other taxes and charges (including all interest and penalties) (collectively "Taxes"), now or hereafter imposed by any governmental body or agency upon any of the Equipment or upon the purchase, ownership, possession, leasing, operation, use, rentals or other payments, or disposition hereunder whether payable by Lessor or Lessee (exclusive of taxes on or measured by Lessor's net income). Lessee agrees to prepare and file promptly with the appropriate offices any and all tax and similar returns required to be filed with respect thereto, or, if requested by Lessor, to notify Lessor of such requirements and furnish Lessor with all information required by Lessor so that it may effect such filing, at Lessee's expense. Any Taxes paid by or imposed on, Lessor on behalf of Lessee shall become immediately due and payable on Lessor's demand. Lessor, as owner, shall be entitled to any and all depreciation and modified cost recovery deductions provided under the Internal Revenue Code of 1986, as amended from time to time and any other such tax benefits which may now or hereafter be available to an owner of such Equipment (collectively, "Tax Benefits"). If as a result of (i) the inaccuracy or breach of any of Lessee's representations,, warranties and covenants herein or in any Schedule, or (ii) the acts or failure to act of Lessee or any person claiming an interest in the Equipment through the Lessee (other than a casualty or other event described in Section 11 with respect to which Stipulated Loss Value shall have been paid by Lessee), Lessor or any of its assigns shall lose, or shall not, in its reasonable opinion, have the right to claim, or there shall be disallowed, deferred or recaptured, any portion of the Tax Benefits with respect to a Unit (a "Loss of Tax Benefits") or there shall be included in Lessor's gross income any amounts other than Rental Payments in respect of the purchase price of any Unit (an "Inclusion"), then, on and after the next succeeding Rent Payment date after written notice to Lessee by Lessor, Lessee agrees as follows: The rent for the Equipment shall, on the Rent Payment date next succeeding Lessor's written notice to Lessee of Lessor's payment of any tax payment attributable to such Inclusion or of a Loss of Tax Benefits, be increased to such amount or amounts as shall, by the end of the original term of the last Schedule to this Lease, in the reasonable opinion of Lessor, after deduction of all fees, taxes, or other charges required to be paid by Lessor in respect of the receipt of all amounts payable by Lessee to Lessor under this Section 8 under the laws of any federal, state, or local government or taxing authority in the United States, cause Lessor's after-tax yield and cash flow in respect of the Equipment to equal those which would have been realized by Lessor if Lessor had not incurred such a Loss of Tax Benefits or had such an Inclusion. If any claim or contest regarding any tax indemnity covered by this
Section 8 shall arise, such claim or contest shall be addressed or conducted, at Lessee's expense, in the manner reasonably specified by Lessor.

         9. USE; MAINTENANCE: (a) Lessee, at its expense, shall make all necessary site preparations and cause the Equipment to be operated in accordance with any applicable manufacturer's manuals or instructions. So long as no Event of Default has occurred and is continuing, Lessee shall have the right to quietly possess and use the Equipment as provided herein without interference by Lessor. (b) Lessee, at its expense, shall maintain the Equipment in good condition, reasonable wear and tear excepted, and will comply with all laws, ordinances and regulations to which the use and operation of the Equipment may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Equipment, regardless of the cause. If maintenance is mandated by the manufacturer, Lessee shall obtain and keep in effect at all times during the Term maintenance service contracts with suppliers approved by Lessor, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Equipment. All such maintenance, repair and replacement services shall be paid for and discharged by Lessee when due with the result that no lien will attach to the Equipment. Only qualified personnel of Lessee shall operate the Equipment. The Equipment shall be used only for the purposes for which it was designed.

         10. INSURANCE: (a) Lessee shall obtain and maintain for the Term, at its own expense, (i) "all risk" insurance against loss or damage to the Equipment, (ii) commercial general liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lessor, and (iii) such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Lessor (as to carriers, amounts and otherwise).
(b) The amount of the "all risk" insurance shall be the greater of the replacement value of the Equipment (as new) or the "Stipulated Loss Value" specified in the applicable Schedules, which amount shall be determined to Lessor's reasonable satisfaction as of each anniversary date of this Lease with the amount so determined being put into effect on the next succeeding renewal or inception date of such insurance. (c) The deductible with respect to "all-risk" insurance required by clause (b) above and product liability insurance required by clause (a) above shall not exceed $25,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder. (d) The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required by clause (a) above shall be at least $2,000,000 per occurrence. The amount of the products liability and completed operations insurance required by clause (a) above shall be at least $2,000,000 per occurrence. (e) Each "all risk" policy shall: (i) name Lessor as sole loss payee with respect to the Equipment, (ii) provide for each insurer's waiver of its right of subrogation against Lessor and Lessee, and (iii) provide that such insurance (A) shall not be invalidated by any action of Lessee, or any breach by Lessee of any provision of any of its insurance policies, and (B) shall waive set-off, counterclaim or offset against Lessor. Each liability policy shall

(w) name Lessor as an additional insured and (x) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate' policy limits of Lessee's insurance). All insurance policies (y) shall provide that Lessee's insurance shall be primary without a right of contribution of Lessor's insurance, if any, or any obligation on the part of Lessor to pay premiums of Lessee, and (z) shall contain a clause requiring the insurer to give Lessor at least 30 days' prior written notice of its cancellation (other than cancellation for non-payment for which 10 days' notice shall be sufficient). Lessee shall on or prior to the Delivery Date of Schedule No. 1 and prior to each policy renewal, furnish to Lessor certificates of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof.

         11. LOSS; DAMAGE; DESTRUCTION AND SEIZURE: (a) Lessee shall bear the risk of the Units being lost, stolen, destroyed, damaged or seized by governmental authority for any reason whatsoever at any time until the latest to occur' of (i) the expiration or termination of the Term or (ii) any storage period thereafter or (iii) the return of the subject Unit to Lessor (if authorized hereunder), and shall proceed diligently and cooperate fully to recover any and all damages, insurance proceeds or condemnation awards. (b) Except as described in Section 11(c) hereof, if during the Term or the storage period thereafter, any Unit shall be lost, stolen, destroyed, irreparably damaged or seized by governmental authority for a period equal to at least the remainder of the Term, Lessor shall receive from the proceeds of insurance obtained pursuant to Section 10 hereof, from any award paid by the seizing governmental authority and, to the extent not received from the proceeds of such insurance or award or both, from Lessee, on or before the Rental Payment date next succeeding such loss, theft, destruction, damage or governmental seizure: (i) all accrued and unpaid rent in respect of such Unit including rent due on the rental payment date next succeeding the date of such loss or seizure if the rent is in arrears; (ii) the Stipulated Loss Value of such Unit, determined as of such Rental Payment date; (iii) all other sums, if any, that shall have become due and payable hereunder; and (iv) interest on the foregoing at the lower of the rate equal to 1.5% per month or the highest rate then permitted by applicable law from the due dates(s) of such payment(s) to the date of payment. On receipt by Lessor of the amount specified hereinabove with respect to each such Unit so lost, stolen, destroyed, damaged or seized, (i) this Lease shall be deemed terminated as to such Unit and rent in respect of such Unit shall be deemed abated, as of the Rental Payment date next succeeding such loss, theft, damage, destruction or seizure; and (ii) so long as no default or Event of Default has occurred and is continuing hereunder, Lessor shall on demand, transfer title to such Unit, "AS IS, WHERE IS, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY," to Lessee, or, if appropriate in Lessor's sole judgment, which judgment shall be exercised in a reasonable manner, and on prior notice to Lessee, to Lessee's insurance carrier. Any proceeds of insurance payable to Lessor pursuant to this Section 11 and Section 10 hereof received by Lessee shall be paid to Lessor promptly upon their receipt by Lessee. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section 11(b), Lessor shall promptly remit to Lessee the amount in excess of the amount owed to Lessor. (c) So long as no Event of Default shall have occurred and be continuing, any proceeds of insurance obtained pursuant to Section 10 hereof received with respect to any Unit the repair of which is practical shall, at the election of Lessee, be applied either to the repair of such Unit or, upon Lessor's receipt of evidence of the repair of the Unit reasonably satisfactory to Lessor, to the reimbursement of Lessee for the cost of such repair. (d) Lessee shall promptly, but in any event within 30 days thereafter, notify Lessor in writing in reasonable detail of any loss, theft, destruction or seizure described in this Section 11. (e) The Stipulated Loss Value payable by Lessee under this Lease shall be that percentage of Lessor's Cost of the affected Unit(s) set forth in the table attached to the applicable Schedule as Annex B opposite the Rental Payment date next following the event giving rise to Lessee's obligation to pay Stipulated Loss Value. Stipulated Loss Values and Rental Payments shall not be prorated.

         12.     EVENTS OF DEFAULT: An "Event of Default" shall occur if
Lessee: (a) fails to pay/make any Rental Payment or other payment required hereunder when due and such failure continues for a period of 10 days; or (b) fails to perform or observe any other material covenant, condition or agreement hereunder or breaches any provision contained herein or in any other document furnished Lessor in connection herewith, and such failure or breach continues for a period of 30 days after written notice by Lessor; or (c) makes any representation or warranty herein or in any document furnished in connection herewith, which shall have been materially false or inaccurate when made; or
(d) fails to maintain insurance under this Lease or otherwise required by the Lessor hereunder; or (e) shall admit in writing that it is unable to pay its debts as they become due, become insolvent or bankrupt or make an assignment for the benefit of its creditors or consents to the appointment of a trustee or receiver or insolvency proceedings shall be instituted by or against Lessee.

         13. REMEDIES: Upon the occurrence of any Event of Default and at any time thereafter, provided such Event of Default is then continuing (which occurrence, for purposes of clause (a)(ii)(B) below is the day Lessee shall be deemed to tender possession of the Equipment to Lessor), (a) Lessor may, in its discretion, do any one or more of the following, all of which Lessor and Lessee expressly agree are commercially reasonable under the UCC and any other applicable law: (i) terminate this Lease; (ii) declare to be immediately due and payable: (A) all unpaid rent and sums then due and payable under this Lease (other than amounts payable under clause (B) hereof, if any,) plus (B) an amount equal to the greater of the then applicable Stipulated Loss Value (which value Lessee acknowledges has a reasonable discount rate implicit therein) or the then applicable fair market value of the Equipment as determined by Lessor (but in no event less than an amount, equal to the Minimum Purchase Option Percentage of Lessor's Cost); (iii) require that Lessee return all Equipment to Lessor in accordance with Section 6 hereof, (iv) enter upon the premises where such Equipment is located and take immediate possession of and remove the same, all without liability to Lessor or its agents for such entry; (v) sell any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Equipment, all free and clear of any rights of Lessee and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto subject to applicable law; (vi) exercise any other right or remedy which may be available under the UCC or other applicable law including the right to recover damages for the breach hereof. (b) In addition, Lessee shall be liable for, and reimburse Lessor for, all reasonable and necessary attorneys' fees and other expenses incurred by Lessor as a result of the foregoing defaults, or the exercise of Lessor's remedies, including without limitation placing any Equipment in the condition required by Section 9 hereof. No remedy referred to in this Section 13 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity (c) There shall be no waiver by Lessor of any default unless in writing and such waiver shall not constitute a waiver of any other default by Lessee, or a waiver of any of Lessor's other rights. Lessee waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, re-lease or otherwise use or dispose any Unit in mitigation of the Lessor's damages or that might otherwise limit or modify any of Lessor's rights or remedies under this Lease.

         14. LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS: (a) Lessee warrants and represents the following as of the date hereof. (i) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified and authorized to do business in the state where the Equipment will be located; (ii) Lessee has the full corporate power, authority and legal right and has obtained all necessary approvals, consents and given all notices to execute and deliver this Lease and perform the terms hereof and of each Schedule; (iii) there is no action, proceeding or patent claim pending or, insofar as Lessee knows, threatened against Lessee or any of its subsidiaries before any court or administrative agency which might have a materially adverse effect on the business, condition or operations of Lessee or such subsidiary; and (iv) this Lease has been and each Schedule will be duly executed and delivered by Lessee and constitute or will constitute the valid, binding and enforceable obligations of Lessee. (b) Lessee agrees that by its signature on each Schedule it shall be deemed to have warranted and represented the following as of the Delivery Date of such
Schedule: (i) all of the Units being delivered on the Delivery Date of such Schedule are accurately described in Annex A attached to such Schedule, have been fully assembled and conform to all applicable performance criteria; (ii) the requirements of this Lease and of Lessor with respect to the identification of the Units have been met; and (iii) except as set forth in Annex C to the applicable Schedule, each of the representations and warranties set forth in clause (a) of this Section 14 remains true and correct. (c) Lessee covenants and agrees that it shall not, without Lessor's prior written consent, attempt, cause or permit another to sell, transfer, encumber, part with possession, or sublet, voluntarily or involuntarily, any Unit.

         15. NOTICES. All notices (and financial information required to be delivered to Lessor under Section 16(c) of this Lease) shall be addressed as follows:

         If to Lessor:

                 MMC/GATX PARTNERSHIP NO. I
                 c/o GATX CAPITAL CORPORATION, Agent
                 Four Embarcadero Center, Suite 2200
                 San Francisco, CA 94111
                 Attn:  Contract Administration

                 With a copy of required financial information to:

                 MEIER MITCHELL & COMPANY
                 4 Orinda Way, Suite 200-B
                 Orinda, California 94563
                 Attn:  Contract Administration

         If to Lessee, at the address set forth on the cover page of this Lease.

         16. MISCELLANEOUS: (a) Any notices hereunder shall be in writing and shall be deemed given when delivered personally, by private courier, by facsimile transmission or sent by certified mail, postage prepaid, addressed to the other party at its address set forth herein or to such other address as either party may designate in writing. Such notices or demands shall be deemed given upon receipt in the case of personal delivery, mailing or facsimile transmission. (b) Lessee will promptly execute and deliver to Lessor such further reasonable documents (including, but not limited to, financing statements) and take such further reasonable action (such as obtaining landlord or mortgagee's waivers), as Lessor may request in order to more effectively carry out the intent and purpose of this Lease or an assignment of Lessor's interest herein. (c) Lessee shall furnish to Lessor monthly and audited annual financial statements and such other financial information as Lessor may reasonably request from time to time. (d) This Lease constitutes the entire agreement on the subject matter hereof between the parties hereto (other than any document executed in connection herewith) and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. (e) Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) Time is of the essence with respect to the Lease. (g) The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof (h) The language in this Lease and the related documents is to be construed as to its fair meaning and not strictly for or against any party. (i) All payments shall be paid to the address designated by Lessor in the applicable Schedule or otherwise in a writing signed by Lessor.
(j) Lessee's and Lessor's obligations hereunder shall survive the expiration and termination of the Term to the extent required for full performance and satisfaction thereof. (k) ALL MATTERS INVOLVING THE CONSTRUCTION, VALIDITY, PERFORMANCE AND ENFORCEMENT OF THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE

STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW. This Lease is being executed in the State of California and is to be performed in such State. Lessee agrees and consents that the Superior Court of the State of California for the County of San Francisco or the Federal District Court for the jurisdiction in that County shall have jurisdiction and shall be the venue for determination of all controversies, disputes and actions arising under this Lease. Nothing contained herein is intended to preclude Lessor from commencing any action under this Lease in any court having jurisdiction thereof. (1) This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and same instrument; provided, however, that to the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart of this Lease other than the original executed counterpart of this Lease, which shall be identified as such counterpart.

         17. AMENDMENTS, MODIFICATIONS, WAIVERS: NONE OF THE PROVISIONS OF TIES LEASE MAY BE AMENDED, MODIFIED OR WAIVED EXCEPT IN A WRITING SIGNED BY LESSOR AND LESSEE.

         INITIALS /s/ KG       (LESSOR) /s/ PS     INITIALS (LESSEE)


         This Lease is hereby duly executed by the parties hereto as set forth below.

 LESSEE:                                 LESSOR:

 CALYPTE BIOMEDICAL CORPORATION          MMC/GATX PARTNERSHIP NO. I
                                         By GATX CAPITAL CORPORATION, as
                                         Agent


 BY:  /s/ PAUL SIGEL                     BY:  /s/ KEITH E. GUINN

 NAME (PRINT):  Paul Sigel               NAME (PRINT):  Keith E. Guinn

 TITLE:  CFO                             TITLE:  VP

 DATE:  [ILLEGIBLE]                      DATE:  9/24/93

         This Lease incorporates the following Riders as if set forth herein:
         Rider I; ___________ ; ___________ ; ___________

         INITIALS /s/ KG (LESSOR)          INITIALS  /s/ PS  (LESSEE)

Exhibit A - Warrant
Exhibit B - Landlord Waiver
Exhibit C - Purchase Order and Invoice Assignment
Exhibit D - Bill of Sale
Exhibit E - Form of Schedule
Exhibit F - Security Deposit Pledge Agreement

                                                                         RIDER I
                                                             TO MASTER EQUIPMENT
                                                        LEASE AGREEMENT NO._____
                                                           DATED AUGUST 20, 1993



                       Conditions to Lessor's Obligations


         By their initials below and on the signature page of the Master Equipment Lease Agreement referenced in the upper right corner of this page, Lessor and Lessee agree that the Lease incorporates the following terms:

         1. On or prior to the date of execution of the Lease by Lessor, Lessor shall have received in form and substance satisfactory to Lessor:

         (a)     A Warrant substantially in the form of Exhibit A hereto.

         (b) A Security Deposit Pledge Agreement in the form of Exhibit F hereto.

         (c) A legal opinion of Lessee's legal counsel in form and substance reasonably satisfactory to Lessor.

         (d) Copies, certified by the Secretary or Assistant Secretary or Chief Financial Officer of Lessee, of: (A) the Articles of Incorporation and By-Laws of Lessee (as amended to the date of the Lease) and (B) the resolutions adopted by Lessee's board of directors authorizing the execution and delivery of this Lease, the Schedules, the Warrant and the other documents referred to herein and the performance by Lessee of its obligations hereunder and thereunder;

         (e) Unless the opinion of Lessor's legal counsel contains language to the same effect, a Good Standing Certificate (including franchise tax status) with respect to Lessee from Lessee's state of incorporation, dated a date reasonably close to the date of acceptance of the Lease by Lessor.

         (f) Evidence of the insurance coverage required by Section 10 of the Lease.

         (g) All necessary consents of shareholders and other third parties with respect to the subject matter of the Lease, the Schedules and the Warrant.

         (h)     All other documents as Lessor shall have reasonably requested.

         2. Prior to any funding on a Delivery Date, Lessee shall have satisfied all of the conditions set forth in the applicable Schedule.


                                     Initials  /s/  KG  (Lessor)
                                     Initials  /s/  PS  (Lessee)

                                    RIDER I

                                                                        RIDER II
                                                             TO MASTER EQUIPMENT
                                                        LEASE AGREEMENT NO._____
                                                            DATED AUGUST 20,1993
                                               LESSOR:MMC/GATX PARTNERSHIP NO. I
                                          LESSEE: CALYPTE BIOMEDICAL CORPORATION


         Lessor and Lessee hereby agree that the Master Equipment Lease Agreement referenced in the upper right corner of this page (the "Lease") incorporates the following amended terms:

         Notwithstanding the provisions of Section 10 of the Lease, the amount of products liability and completed operations insurance required by clause (a) of Section 10 of the Lease shall be at least (i) $1,000,000 per occurrence until the earlier of (A) the date Lessee commences commercial sales of its products, or (B) January 1, 1994, and (ii) thereafter, $5,000,000 per occurrence.

         This Rider II is hereby duly executed by the parties hereto as set forth below.


  LESSEE:                          LESSOR:

  CALYPTE BIOMEDICAL CORPORATION   MMC/GATX PARTNERSHIP NO. I
                                   By GATX Capital Corporation, as Agent

  By  /s/  PAUL SIEGEL             By:  /s/  KEITH E. GUINN

  Name:  Paul Siegel               Name:  KEITH E. GUINN

  Title:  CFO                      Title:  VP

  Date:  8/20/93                   Date:  9/24/93

                                   EXHIBIT A

                                    WARRANT

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT
         REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.


                         CALYPTE BIOMEDICAL CORPORATION

                       WARRANT TO PURCHASE 122,667 SHARES
                                OF COMMON STOCK


         THIS CERTIFIES THAT, for value received, MMC/GATX Partnership No. I (the "Partnership") is entitled to subscribe for and purchase 122,667 shares of the fully paid and nonassessable Common Stock, $.001 par value (as adjusted pursuant to Section 4 hereof, the "Shares") of Calypte Biomedical Corporation, a California corporation (the "Company"), at the price of $.75 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock" shall mean the Company's presently authorized Common Stock, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "Date of Grant" shall mean August 20, 1993, and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

         1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through the later of (i) ten (10) years after the Date of Grant or (ii) five (5) years after the closing of the Company's initial public offering of its Common Stock effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act").

         2. Method of Exercise, Payment, Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by check or from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

         3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

                 (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

                 (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and
(b)) of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                 (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

                 (e) Antidilution Rights. In the event that the "Conversion Price" (as defined in the Company's Restated Articles of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (the "Charter")), for the Company's Series D Preferred Stock is reduced from time to time prior to December 16, 1993 pursuant to the antidilution rights applicable to the Series D Preferred Stock set forth in Section 6.C.(a)(i)(I) of Article III of the Charter (other than reductions covered by Sections 4(b) or (c) of this Warrant), then the same reduction shall forthwith be made to the Warrant Price, subject to proportionate adjustment to reflect any stock split or combination, stock dividend or similar event occurring after the Date of Grant. The intent of this Section 4(e) is to provide the holder of this Warrant with the same antidilution protection as would have prevailed prior to December 16, 1993 if this Warrant had entitled the holder hereof to purchase shares of the Company's Series D Preferred Stock (rather than Common Stock), as such antidilution protection is set forth in the Charter. Such antidilution rights shall not be amended, modified or waived in any manner that is materially adverse to the holder hereof without such holder's prior written consent. The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

         5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

         6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         7. Compliance with Securities Act, Disposition of Warrant or Shares of Common Stock.

                 (a) Compliance with Securities Act. The holder of this Warrant, by accept agrees that this Warrant, and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act or an exemption from such registration is available, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH RE-

         GISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

         In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

         (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act.

         (2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as, expressed herein. In this connection, the holder understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant, or for a period of one year or any other fixed period in the future.

         (3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the holder understands that, except as provided in
Section 9 hereof, the Company is under no obligation to register this Warrant.

         (4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         (5) The holder further understands that at the time it wishes to sell this Warrant there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information re-quirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

         (6) The holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                 (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares of Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such. information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         (c) Excepted Transfers. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer without any additional consideration of, or grant of a security interest in, this Warrant or any part hereof (i) to a partner of the holder if the holder is a partnership, (ii) by the holder to a partnership of which the holder is a general partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

         8. Rights as Shareholders, Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

         9. Registration Rights. The Company covenants and agrees as follows:

                 9.1      Definitions.  For purposes of this Section 9:

                 (a) The term "Registrable Shares" means (i) the Common Stock issuable or issued upon exercise or conversion of this Warrant or upon exercise or conversion of the Other Warrants, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series Common Stock;

                 (b) The term "Shareholder" means any person owning or having the right to acquire Registrable Shares or any assignee thereof in accordance with Paragraph 9.3 hereof; and

                 (c) The term "Registration Rights" means Section 9 (other than Sections 9.1, 9.3 and 9.4) of the Agreement for the Purchase and Sale of Series D Preferred Stock dated as of December 16, 1992 by and among the Company and the investors who are signatories thereto (the "Purchase Agreement").

                 9.2 Grant of Rights. The Company hereby grants to the Shareholders the rights set forth in the Registration Rights. A true and complete copy of the Registration

Rights is attached hereto as Exhibit C. The Company represents and warrants to the Shareholders that the Company has obtained all consents of parties to the Purchase Agreement and of any other persons that are required in order for the Registrable Shares to be included in the definition of "Registrable Securities" and for the Shareholders to be included in the definition of "Holders," as such terms are used in the Registration Rights.

                 9.3 Assignment of Registration Rights. Notwithstanding any provision of the Registration Rights, the rights to cause the Company to register Registrable Shares pursuant to the Registration Rights and this
Section 9 may be assigned by a Shareholder to a transferee or assignee of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                 9.4 No Conflicting Agreements. The Company represents and warrants to the Shareholders that the Company is not a party to any agreement that conflicts in any manner with the Shareholders' rights to cause the Company to register Registrable Shares pursuant to the Registration Rights and this Section 9. The Company covenants and agrees that it shall not, without the prior written consent of the Shareholders holding a majority of the outstanding Registrable Shares, amend, modify or restate the Registration Rights if the rights of the Shareholders would be subordinated, diminished or otherwise adversely affected in a different manner than other "Holders" of "Registrable Securities" (as defined in the Registration Rights).

                 9.5 Rights and Obligations Survive Exercise and Expiration of Warrant. The rights and obligations of the Company, of the holder of this Warrant and of the Registrable Shares contained in the Registration Rights and this Section 9 shall survive exercise, conversion and expiration of this Warrant.

         10.     Additional Rights.

                 10.1 Secondary Sales. The Company agrees that it will not interfere with the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with the same notice (if any) as it provides to other holders of the Company's securities of any offer to acquire from the Company's security holders more than five percent (5%) of the total voting power of the Company and will not interfere with the holder in arranging the sale of this Warrant to the person or persons making such offer.

                 10.2 Mergers. The Company will provide the holder of this Warrant with at least 30 days' notice of the terms and conditions of any proposed (i) sale, lease, exchange, conveyance or other disposition of all or substantially all of its property or business, or (ii) merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any other transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

                 10.3     Right to Convert Warrant into Common Stock: Net
Issuance.

                          (a)     Right to Convert.  In addition to and without
limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section
10.3 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined).

         Expressed as a formula, such conversion shall be computed as follows:

         X =   B - A
               -----
                 Y

 Where:        X  = the number of shares Common Stock that may be issued
                    to holder

               Y  = the fair market value (FMV) of one share of Common Stock

               A  = the aggregate Warrant Price (i.e., Converted Warrant
                    Shares x Warrant Price)

               B  = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

                          (b)     Method of Exercise.  The Conversion Right may
be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

                          (c)     Determination of Fair Market Value.  For
purposes of this Section 10.3, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                 (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                 (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

                 (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date;

                 (B) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date; and

                 (C) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company, and if the holder and the Company are unable to so agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to the holder of this Warrant. The fees and expenses of any such investment banker shall be borne equally by the Company and the holder of this Warrant.

         11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

                 (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

                 (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                 (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the Charter, as amended to the Date of the Grant, a true and complete copy of which has been delivered to the original holder of this Warrant and is attached hereto as Exhibit B;

                 (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

                 (e) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

         12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

         14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

         15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

         19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

         20. Value. The Company and the holder of this Warrant agree that the value of this Warrant and the Other Warrants on the Date of Grant is $100.00.

         21. Acceptance. Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

         22. No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.


                                       CALYPTE BIOMEDICAL CORPORATION


                                       By ___________________________________
                                       Title

                                             Address:  1440 Fourth Street
                                                       Berkeley, CA 94701


Date: ________________________  199_

                                   EXHIBIT A

                               NOTICE OF EXERCISE

To:      Calypte Biomedical Corporation

         1. The undersigned hereby elects to purchase _________________ shares of Common Stock of Calypte Biomedical Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                                     (Name)

                                   (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.


                                             ---------------------------------
                                                         (Signature)


 ----------------------------
           (Date)

                                  EXHIBIT A-1

                               NOTICE OF EXERCISE

To:      Calypte Biomedical Corporation (the "Company")

         1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-____________, filed __________ 199__, the undersigned hereby elects to purchase _____ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

         2. Please deliver to the custodian for the selling shareholders a stock certificate representing such ________ shares.

         3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $______________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                -------------------------------------
                                           (Signature)


 --------------------
        (Date)

                                   Schedule I

                      INVESTMENT REPRESENTATION STATEMENT


Purchaser:

Company:         Calypte Biomedical Corporation

Security:        Common Stock

Amount:

Date:

         In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

         (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

         (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities except as set forth in the Warrant under which the Securities are being acquired. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

         (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

         (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                           Purchaser:


                                           ------------------------------------

                                           Date:                       199
                                                ----------------------    ----

                                                                       Exhibit B




                 Restated Articles of Incorporation, as Amended

                                                                       Exhibit C



                Section 9 of Series D Preferred Stock Agreement

                                   EXHIBIT B

                                LANDLORD WAIVER

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

MMC/GATX PARTNERSHIP NO.  I
c/o GATX CAPITAL CORPORATION, Agent
Four Embarcadero Center, Suite 2200
San Francisco, CA 94111
Attn:  Contract Administration


                    CONSENT TO REMOVAL OF PERSONAL PROPERTY

KNOW ALL PERSONS BY THESE PRESENTS:

         (i) The undersigned has an interest as owner and landlord in the following described real property (the "Real Property"):

         That certain real property in the County of Alameda, State of California, with the street address of _________________ and more fully described as:

          SEE ATTACHMENT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION

         (ii) Calypte Biomedical Corporation, a California corporation ("Lessee"), has entered into or will enter into a Master Equipment Lease Agreement with MMC/GATX Partnership No. I ("Lessor") dated as of August 20, 1993 (the "Lease Agreement") and certain Schedules related thereto (collectively the "Lease").

         (iii) Lessor, as a condition to entering into the Lease Agreement, requires that the undersigned consent to the removal by Lessor of the equipment and other assets covered by the Lease (hereinafter called "Equipment") from the Real Property, no matter how it is affixed thereto, and to the other matters set forth below.

         NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Lessor as follows:

         1. Undersigned waives and releases each and every right which undersigned now has, under laws of California or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.

         2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

         3. The undersigned will permit Lessor to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Lease or otherwise, including, without limitation, the right to remove the Equipment; provided, however, that if Lessor, in removing the Equipment damages any improvements of the undersigned on the Real Property, Lessor will, at its expense, cause same to be repaired.

         4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of Lessor and its successors and assigns. Upon any sale, transfer or other assignment of the Real Property, the undersigned shall notify the transferee of the existence of this agreement and that it is binding on the transferee.

IN WITNESS WHEREOF, the undersigned has executed this instrument at _________, this ___ day of _____, 19__.


                                  By:      _______________________________

                                  Title:   _______________________________

                                  Date:    _______________________________


       The foregoing Consent must be acknowledged before a Notary Public.


                             [ATTACH NOTARY JURAT]

                                  ATTACHMENT 1

                         LEGAL DESCRIPTION OF PREMISES

                           [To Be Provided By Tenant]

State of_____________________)
                             )
County of____________________)


         On ________________________, 19_____  before me, the undersigned, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



Signature ____________________________________   (Seal)




State of_____________________)
                             )
County of____________________)


         On ________________________, 19_____  before me, the undersigned, personally appeared ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



Signature ____________________________________   (Seal)

                                   EXHIBIT C

                     PURCHASE ORDER AND INVOICE ASSIGNMENT

                     PURCHASE ORDER AND INVOICE ASSIGNMENT


         THIS PURCHASE ORDER ASSIGNMENT, dated as of _____________, 199_ (this "Assignment"), between Calypte Biomedical Corporation ("Assignor") and MMC/GATX Partnership No. I ("Assignee");


                                  WITNESSETH:


         WHEREAS, Assignor has submitted its Purchase Orders and Invoices listed in Schedule 1 hereto (collectively, the "Purchase Orders"), to ____________ (the "Vendor") concerning certain Units of equipment (the "Units") listed in Schedule 1 hereto to be subject to a Master Equipment Lease Agreement, dated as of August 20, 1993 (the "Lease"), between Assignor and Assignee (all terms used but not otherwise defined herein shall have the meaning given to them in the Lease):

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. Assignor does hereby sell, assign, transfer and set over unto Assignee, all of the Assignor's rights to and interests in the Purchase Orders as and to the extent that the same relates to the Units. The assignment herein shall include, without limitation, the right of Assignee to purchase the Units pursuant to the Purchase Orders and to take title to the Units, all claims for damages in respect of the Units arising as a result of any default by Vendor under the Purchase Orders, together with any and all rights of Assignor to compel performance of the terms of the Purchase Orders in respect of the Units.

         2. The exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to Vendor under the Purchase Orders except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations.

         3. Upon satisfaction of the conditions set forth in the applicable Schedule to the Lease with respect to the Units, Assignee shall purchase such Unit by paying or causing to be paid, by check mailed or delivered to Vendor, on such date or thereafter as permitted by Vendor, an amount equal to the purchase price of the Unit, as such amount may be adjusted in accordance with the terms of the Purchase Orders and reflected on invoices prepared by Vendor to Assignee on or before the date of delivery and acceptance of the Unit.

         4. Assignor agrees that it will, at any time and from time to time, upon the written consent of Assignee, promptly and duly exercise and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in order that Assignee may obtain the full benefits of this Agreement and of the rights and powers herein granted.

         5. Assignor does hereby represent and warrant that the Purchase Orders are in full force and effect and that Assignor is not in default under any of them. Assignor does hereby further represent and warrant that Assignor has not assigned or pledged, and so long as this Assignment shall remain in effect, will not assign or pledge, the whole or any part of the rights hereby assigned or any of its rights with respect to the Units under the Purchase Orders to anyone other than Assignee.

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Order Assignment to be duly executed as of the day and year first above written.


CALYPTE BIOMEDICAL CORPORATION    MMC/GATX PARTNERSHIP NO. I
(Lessee)                          (Lessor)
                                  By GATX Capital Corporation, Agent


By                               By
   __________________________       _________________________________

Title                            Title
      ______________________           ______________________________


                    Acknowledged and Consented to this
        ____________________ day of ____________________, 199______

        __________________________________________________(Vendor)

         By: ___________________________________________________

      Title: ___________________________________________________

                                   SCHEDULE I
                                       TO
                     PURCHASE ORDER AND INVOICE ASSIGNMENT

                                   EXHIBIT D

                                  BILL OF SALE

                                  BILL OF SALE


         For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CALYPTE BIOMEDICAL CORPORATION ("Seller") does hereby sell, grant, transfer and deliver to MMC/GATX Partnership No. I ("Buyer"), all of Seller's right, title and interest in and to the property listed on Schedule 1 attached hereto (the "Equipment"), together with all warranties, guarantees and indemnities owned by Seller with respect to the Equipment (the "Equipment Warranties"), to have and to hold the Equipment and the Equipment Warranties forever.

Seller covenants and warrants that:

(1) it is the owner of, and has absolute title to, the Equipment and the Equipment Warranties, which, as of the date hereof, are free and clear of all claims, liens and encumbrances;

(2) it has not made any prior sale, assignment, or transfer of the Equipment or the Equipment Warranties;

(3) it has the present right, power and authority to sell the Equipment and the Equipment Warranties to Buyer; and

(4) all action has been taken which is required to make this Bill of Sale a legal, valid and binding obligation of Seller.

Seller shall forever warrant and defend the sale of the Equipment and the Equipment Warranties to Buyer, its successors and assigns, against all claims, liens and encumbrances and against any and every person or persons claiming any interest in the Equipment or the Equipment Warranties, except with respect to any claims, liens or encumbrances caused by any action of Buyer not contemplated under that certain Master Equipment Lease Agreement dated as of August 20, 1993 by and between Buyer and Seller (together with all Schedules thereto, the "Lease") or under any agreement, instrument or other document delivered in connection with the Lease.

This Bill of Sale shall be binding on the successors and assigns of the Seller and shall inure to the benefit of the successors and assigns of Buyer.

Executed as of ______________________, 199__, at ___________________________.


                          CALYPTE BIOMEDICAL CORPORATION

                          By:_________________________________

                          Title:______________________________

                                    ANNEX A
                                       TO
                                  BILL OF SALE

                                                                     EXHIBIT E

                              SCHEDULE NO._______
                                   TRUE LEASE


         This Schedule No.______________ (this "Schedule"), dated
_____________, 199_ (such date being the "Delivery Date" for this Schedule), is a part of the Master Equipment Lease Agreement, dated as of August 20, 1993 (the "Lease"), between MMC/GATX PARTNERSHIP NO. I ("Lessor") and CALYPTE BIOMEDICAL CORPORATION ("Lessee") and is incorporated therein by this reference. The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein.

                 1.       Description and Cost of Units

                 The Units subject to this Schedule are described in Annex A hereto. The Lessor's Cost for this Schedule is:

                          $________________________.

                 2.       Acceptance; Obligations

                          Lessee confirms that on the Delivery Date hereof (i)
all of the Units described in Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; and (ii) Lessee became obligated to make Rental Payments to Lessor and perform certain other obligations with respect to such Units as provided in the Lease and this Schedule.

                 3.       Rent

                 (a)      Commencing on ________________________, 19___ (the
"Rent Commencement Date") and on the first day of each month thereafter, the rent for each Unit shall be paid by Lessee in advance by check (or if requested by Lessor, by wire transfer), to the location prescribed by Lessor in writing, in forty-two (42) consecutive installments, each of the first twelve (12) of which shall be calculated based upon a Rent Factor of _____________________ % of the Lessor's Cost for this Schedule and each of the following thirty (30) of which shall be calculated based upon a Rent Factor of _______________ % of the Lessor's Cost for this Schedule, which rentals are:

         $ ___________________ for each of the first 12 such installments, and $ ___________________ for each of the following 30 such installments.

                 (b) The Lease Term for the Units subject to this Schedule is 42 months and commences on the Rent Commencement Date. The Lease Term for the Units subject to this Schedule shall expire on:

                          _____________________, 199___

                 (c) The Interim Rental Payment for the period from the Delivery Date of this Schedule through the Rent Commencement Date, which is due on the Delivery date, is:

                          $ ____________________________.

                 4. Conditions. Lessor's obligations under the Lease and this Schedule are subject to the prior satisfaction of the following conditions on or before the Delivery Date of this Schedule:

                 (a) Lessor shall have received, in form and substance satisfactory to Lessor:

                 (i) All acceptable waivers of landlords and/or mortgagees, substantially in the form of Exhibit B to the Lease.

                 (ii) To the extent Lessor deems it necessary, a release or other arrangement with any other lessor or lender to the Company to insure that there will be no impairment of Lessor's interest in the Units subject to this or other Schedules.

                 (iii) A sales tax exemption or other similar certificate from Lessee with respect to any Units included in this Schedule, but not placed in service by Lessee before the Delivery Date of this Schedule.

                 (iv) Copies of invoices, purchase orders and cancelled checks relating to all Units being placed under the Lease pursuant to a sale/leaseback on the Delivery Date of this Schedule and/or a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit C to the Lease, instead of copies of cancelled checks, for all Units to be purchased by Lessor directly from the vendor.

                 (v) For all sales of Units by Lessee to Lessor, a Bill of Sale, substantially in the form of Exhibit D to the Lease.

                 (vi) An executed copy of each manufacturer's service contract entered into by Lessee pursuant to Section 9 of the Lease.

                 (b) Lessee shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-1 and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit) and, if applicable, not less than ten days before the Delivery Date, a notice of the proposed transfer to Lessor by Lessee of title to the Units to be placed under the Lease on such Delivery Date shall have been published as and to the extent required by Section 3440 of the Civil Code of the State of California.

                 (c) Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

                 (d) Except with the prior consent of Lessor which shall not be unreasonably withheld, (i) Lessor's Cost for the Units subject to this Schedule shall be equal to or exceed the Minimum Funding Amount, (ii) Lessor's Cost for the Units subject to this Schedule when aggregated with Lessor's Cost for all Units under all previously funded Schedules shall not exceed the Lessor's Commitment set forth on the cover page of the Lease, and (iii) the funding contemplated by this Schedule when aggregated with all previous fundings under the Lease shall not exceed the Maximum Number of Fundings.

                 (e) Except with the prior written consent of Lessor which shall not be unreasonably withheld, the aggregate of Lessor's Cost of all Units subject to this Schedule and all Schedules previously made subject to the Lease which consist of tenant improvements, computer software, equipment manufactured specially for Lessee and/or delivery and installation costs shall not exceed 17.39% ($200,000 of Lessor's Cost if the entire Lessor's Commitment is funded) of the total Lessor's Cost of Equipment funded.

                 (f) The Delivery Date of this Schedule shall not be later than the Commitment Termination Date.

                 (g) On the Delivery Date of this Schedule no Event of Default or event, which with the passage of time or the giving of notice or both would constitute an Event of Default, shall exist.

                 (h) Except with the prior written consent of Lessor which shall not be unreasonable withheld, all of the Units listed on Annex A shall consist of Eligible Equipment.

                 5. Representations and Warranties. Lessee hereby makes the representations and warranties set forth in Section 14 of the Lease.

                 6. Payments. Pursuant to Section 16(h) of the Lease, all payments shall be made to Lessor c/o GATX Capital Corporation, as Agent, Box 71316, Chicago, Illinois 60694 unless otherwise indicated in a writing signed by Lessor.

         This Schedule is hereby duly executed by the parties hereto as of the date first written above.

                             MMC/GATX PARTNERSHIP NO. I
                             By GATX Capital Corporation, as Agent


                             By  _____________________________________

                             Title ___________________________________


                             CALYPTE BIOMEDICAL CORPORATION


                             By  _____________________________________

                             Title ___________________________________




LESSEE'S ADDRESS
FOR NOTICES:

1440 Fourth Street
Berkeley, CA 94710
ATTN:   Paul Siegel
Chief Financial Officer



Annex A - Description of Units
Annex B - Stipulated Loss Values
Annex C - Exceptions to Representations and Warranties

                                    ANNEX A

                              DESCRIPTION OF UNITS

         Units are Located at Lessee's Offices at
______________________________________, CA ________________.


    Major
  Equipment       Description        Manufacturer       Identification        Lessor's
   Category         of Unit            or Vendor        or Serial No.           Cost
   --------         -------            ---------        ------------            ----



                                  Subtotal By
                                  Equipment Category $_______________

                                    ANNEX B

                             STIPULATED LOSS VALUES


Rental               Stipulated Loss Value
Payment Date         Percentage of Lessor's Cost
- ------------         ---------------------------



Thereafter _________________________________  *


          * If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of
Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than 25% of Lessor's Cost of the Units.

                                    ANNEX C

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                   EXHIBIT F

                       SECURITY DEPOSIT PLEDGE AGREEMENT

                       SECURITY DEPOSIT PLEDGE AGREEMENT


         AGREEMENT made and entered into as of August 20, 1993, by and between Calypte Biomedical Corporation, a California corporation, with a principal place of business at 1440 Fourth Street, Berkeley, CA 94710 ("Pledgor") and MMC/GATX Partnership No. I, a California general partnership, with its place of business at c/o GATX Capital Corporation, Four Embarcadero Center, San Francisco, CA 94111, as Agent (the "Agent" or "Pledgee").


                                   WITNESSETH

         In consideration of, and as an inducement for Pledgee (i) to enter into and advance funds under the Equipment Lease Agreement, dated as of August. 20, 1993 (as amended from time to time, the "Lease"), with Pledgor and one or more Schedules in connection with the Lease (the "Schedules"), and (ii) to secure the payment of rentals and performance of all Pledgor's other obligations under this Agreement, the Lease and all exhibits and Schedules thereto (collectively, the "Obligations"), Pledgor shall deposit and pledge with Pledgee, on the Delivery Date of each Schedule, a cash collateral security deposit (the "Security Deposit") in the amount of six percent (6%) of Lessor's Cost under such Schedule (such terms and other terms not otherwise defined herein having the meaning therefor as set forth in the Lease or the Schedules).

         NOW THEREFORE, it is agreed:

         1. Delivery of Deposit; Earnings. Pledgor shall, on or before the Delivery Date of each Schedule, deliver the Security Deposit for such Schedule to Pledgee to secure the due and punctual payment and performance of the Obligations. Pledgor will receive simple interest on the Security Deposit at a rate equal to four and one-half percent (4.5%) per annum (the "Earnings"), such Earnings to be paid to Pledgor when and if the Security Deposit is returned to Pledgor in accordance with the terms hereof. The Agent may commingle the Security Deposit and Earnings with its own funds or funds of the Pledgee or otherwise deposit such Security Deposit in any bank selected by Pledgee.

         2. Grant of Security. All funds held by the Pledgee, representing the Security Deposit and any Earnings, shall constitute collateral security for the performance by Pledgor of all its Obligations. Accordingly, Pledgor assigns, delivers, pledges and conveys to Pledgee, and grants to Pledgee a first priority, perfected security interest in and to the Security Deposit and all Earnings for the prompt and unconditional fulfillment of the Obligations.

         3. Deposit Defaults. If any default or Event of Default under the Lease (each being a "Deposit Default") by Pledgor shall occur and be continuing, earnings accrued on the Security Deposit for Pledgor's benefit shall cease on notice of such Deposit Default to Pledgor. Pledgee may thereupon apply the Security Deposit and any Earnings (accrued to the date of such default notice), in such manner as Pledgee reasonably determines, towards the satisfaction of the Obligations, including the payment of all costs and expenses incurred by Pledgee as a result of any Deposit Default.

4. Enforcement. Pledgee shall have no duty to commence an action against or seek recourse from Pledgor in the event of a Deposit Default first before enforcing the provisions of this Agreement. The Obligations of Pledgor shall be absolute and unconditional, and shall remain in force and effect without regard to, and shall not be released or discharged or in any way affected by:

                 (a) any amendment or modification of or supplement to the Lease or any exhibit or Schedule thereto, or to this Agreement;

                 (b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Agreement, the Lease or any exhibit or Schedule thereto, or any other instrument provided for in any thereof, or any waiver, consent, indulgence or actions or inaction with respect to any such instrument;

                 (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of or against Pledgor; or

                 (d) any payment received by Pledgee and subsequently refunded or returned to Pledgor or anyone on behalf of Pledgor.

         5. Return of Security Deposit. So long as no Event of Default shall have occurred and be continuing under the Lease, at the end of the Term of each Schedule, the Security Deposit with respect to such Schedule shall be applied first to Pledgor's end-of-Term obligations to Pledgee with respect to such Schedule, and the balance (if any) of such Security Deposit with respect to such Schedule and Earnings attributable thereto (less any portion thereof applied or otherwise utilized pursuant to this Agreement) shall be delivered to Pledgor.

         6. Further Assurances. Pledgor will promptly execute and deliver to Pledgee such further reasonable documents and take such further reasonable action as Pledgee may request in order to more effectively carry out the intent and purpose of this Agreement or an assignment of Pledgee's interest herein.

         7. Notices. Notices required or permitted hereunder shall be given in accordance with the Lease.

         8. Amendments and Supplements. No agreement shall be effective to amend, supplement or discharge this Agreement in whole or in part unless such agreement is in writing, signed by the parties hereto.

         9. Assignability. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Pledgor hereby acknowledges that Lessor's rights under this Agreement may be assigned at any time to any person having an interest in the Lease.

         10. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

         11. Assignment. Pledgor shall not transfer or assign, in whole or in part, any of its rights under this Agreement. Pledgee shall have the absolute right to transfer or assign to any person, firm, partnership, corporation or other entity, for security or otherwise, any or all of Pledgee's obligations, benefits and interests under this Agreement without the consent of or notice to Pledgor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                       MMC/GATX PARTNERSHIP NO. I

                                       By GATX CAPITAL CORPORATION
                                         as Agent for Pledgee

                                       By:
                                          -----------------------------
                                       Its:
                                           ----------------------------

                                       CALYPTE BIOMEDICAL CORPORATION,
                                         Pledgor

                                       By:
                                          -----------------------------
                                       Its:
                                           ----------------------------

                       SECURITY DEPOSIT PLEDGE AGREEMENT


         AGREEMENT made and entered into as of August 20, 1993, by and between Calypte Biomedical Corporation, a California corporation, with a principal place of business at 1440 Fourth Street, Berkeley, CA 94710 ("Pledgor") and MMC/GATX Partnership No. I, a California general partnership, with its place of business at c/o GATX Capital Corporation, Four Embarcadero Center, San Francisco, CA 94111, as Agent (the "Agent" or "Pledgee").


                                   WITNESSETH

       In consideration of, and as an inducement for Pledgee (i) to enter into and advance funds under the Equipment Lease Agreement, dated as of August 20, 1993 (as amended from time to time, the "Lease"), with Pledgor and one or more Schedules in connection with the Lease (the "Schedules"), and (ii) to secure the payment of rentals and performance of all Pledgor's other obligations under this Agreement, the Lease and all exhibits and Schedules thereto
(collectively, the "Obligations"), Pledgor shall deposit and pledge with Pledgee, on the Delivery Date of each Schedule, a cash collateral security deposit (the "Security Deposit") in the amount of six percent (6%) of Lessor's Cost under such Schedule (such terms and other terms not otherwise defined herein having the meaning therefor as set forth in the Lease or the Schedules).

         NOW THEREFORE, it is agreed:

         1. Delivery of Deposit; Earnings. Pledgor shall, on or before the Delivery Date of each Schedule, deliver the Security Deposit for such Schedule to Pledgee to secure the due and punctual payment and performance of the Obligations. Pledgor will receive simple interest on the Security Deposit at a rate equal to four and one-half percent (4.5%) per annum (the "Earnings"), such Earnings to be paid to Pledgor when and if the Security Deposit is returned to Pledgor in accordance with the terms hereof. The Agent may commingle the Security Deposit and Earnings with its own funds or funds of the Pledgee or otherwise deposit such Security Deposit in any bank selected by Pledgee.

         2. Grant of Security. All funds held by the Pledgee, representing the Security Deposit and any Earnings, shall constitute collateral security for the performance by Pledgor of all its Obligations. Accordingly, Pledgor assigns, delivers, pledges and conveys to Pledgee, and grants to Pledgee a first priority, perfected security interest in and to the Security Deposit and all Earnings for the prompt and unconditional fulfillment of the Obligations.

         3. Deposit Defaults. If any default or Event of Default under the Lease (each being a "Deposit Default") by Pledgor shall occur and be continuing, earnings accrued on the Security Deposit for Pledgor's benefit shall cease on notice of such Deposit Default to Pledgor. Pledgee may thereupon apply the Security Deposit and any Earnings (accrued to the date of such default notice), in such manner as Pledgee reasonably determines, towards the satisfaction of the Obligations, including the payment of all costs and expenses incurred by Pledgee as a result of any Deposit Default.

         4. Enforcement. Pledgee shall have no duty to commence an action against or seek recourse from Pledgor in the event of a Deposit Default first before enforcing the provisions of this Agreement. The Obligations of Pledgor shall be absolute and unconditional, and shall remain in force and effect without regard to, and shall not be released or discharged or in any way affected by:

                 (a) any amendment or modification of or supplement to the Lease or any exhibit or Schedule thereto, or to this Agreement;

                 (b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Agreement, the Lease or any exhibit or Schedule thereto, or any other instrument provided for in any thereof, or any waiver, consent, indulgence or actions or inaction with respect to any such instrument;

                 (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of or against Pledgor; or

                 (d) any payment received by Pledgee and subsequently refunded or returned to Pledgor or anyone on behalf of Pledgor.

         5. Return of Security Deposit. So long as no Event of Default shall have occurred and be continuing under the Lease, at the end of the Term of each Schedule, the Security Deposit with respect to such Schedule shall be applied first to Pledgor's end-of-Term obligations to Pledgee with respect to such Schedule, and the balance (if any) of such Security Deposit with respect to such Schedule and Earnings attributable thereto (less any portion thereof applied or otherwise utilized pursuant to this Agreement) shall be delivered to Pledgor.

         6. Further Assurances. Pledgor will promptly execute and deliver to Pledgee such further reasonable documents and take such further reasonable action as Pledgee may request in order to more effectively carry out the intent and purpose of this Agreement or an assignment of Pledgee's interest herein.

         7. Notices. Notices required or permitted hereunder shall be given in accordance with the Lease.

         8. Amendments and Supplements. No agreement shall be effective to amend, supplement or discharge this Agreement in whole or in part unless such agreement is in writing, signed by the parties hereto.

         9. Assignability. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Pledgor hereby acknowledges that Lessor's rights under this Agreement may be assigned at any time to any person having an interest in the Lease.

         10. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

         11. Assignment. Pledgor shall not transfer or assign, in whole or in part, any of its rights under this Agreement. Pledgee shall have the absolute right to transfer or assign to any person, firm, partnership, corporation or other entity, for security or otherwise, any or all of Pledgee's obligations, benefits and interests under this Agreement without the consent of or notice to Pledgor.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                       MMC/GATX PARTNERSHIP NO. I

                                       By GATX CAPITAL CORPORATION
                                         as Agent for Pledgee

                                       By:   [SIG]
                                          -----------------------------
                                       Its:  VP
                                           ----------------------------

                                       CALYPTE BIOMEDICAL CORPORATION,
                                         Pledgor


                                       By:   [SIG]
                                          -----------------------------
                                       ITS:  CFO
                                           ----------------------------

                                  [LETTERHEAD]


VIA CALIFORNIA OVERNIGHT


Mr. Paul Siegel
Chief Financial Officer
Calypte Biomedical Corporation
1440 Fourth Street
Berkeley, California 94710

       RE:   MMC/GATX PARTNERSHIP NO. I - CALYPTE BIOMEDICAL CORPORATION

Dear Paul:

       Enclosed are the following documents:

1.     Original lessee's copy of Schedule No. 1 dated October 4, 1993.

2.     Original lessee's copy of Schedule No. 2 dated October 4, 1993.

3.     Original lessee's copy of Schedule No. 3 dated October 4, 1993.

4.     Copy of Proof of Publication of the sale-leaseback notice.

5. Copy of the three financing statements filed in connection with the above transaction.

       Please call me or Tom Klein if you have questions.

                                       Very truly yours,


                                       [SIG]

                                       William S. Veatch

WSV:ogw
Enclosures.
cc:    Thomas Klein, Esq. - w/enc.
       James V. Mitchell - w/o enc.

                                 SCHEDULE NO. 1
                                   TRUE LEASE


                 This Schedule No. 1 (this "Schedule"), dated October 4, 1993 (such date being the "Delivery Date" for this Schedule), is a part of the Master Equipment Lease Agreement, dated as of August 20, 1993 (the "Lease"), between MMC/GATX PARTNERSHIP NO. I ("Lessor") and CALYPTE BIOMEDICAL CORPORATION ("Lessee") and is incorporated therein by this reference. The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein.

                 1.      Description and Cost of Units

                 The Units subject to this Schedule are described in Annex A hereto. The Lessor's Cost for this Schedule is:

                                  $ 38,012.90

                 2.       Acceptance; Obligations

                 Lessee confirms that on the Delivery Date hereof (i) all of the Units described in Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; and (ii) Lessee became obligated to make Rental Payments to Lessor and perform certain other obligations with respect to such Units as provided in the Lease and this Schedule.

                 3.       Rent

                 (a) Commencing on October 4, 1993 (the "Rent Commencement Date") and on the fourth day of each month thereafter, the rent for each Unit shall be paid by Lessee in advance by check (or if requested by Lessor, by wire transfer), to the location prescribed by Lessor in writing, in forty-two
(42) consecutive installments, each of the first twelve (12) of which shall be calculated based upon a Rent Factor of 1.4946% of the Lessor's Cost for this Schedule and each of the following thirty (30) of which shall be calculated based upon a Rent Factor of 3.4825% of the Lessor's Cost for this Schedule, which rentals are:

                     $ 568.14 for each of the first 12 such installments, and $1,323.80 for each of the following 30 such installments.

                 (b) The Lease Term for the Units subject to this Schedule is 42 months and commences on the Rent Commencement Date. The Lease Term for the Units subject to this Schedule shall expire on:

                                 April 3, 1997

                 (c) The Interim Rental Payment for the period from the Delivery Date of this Schedule through the Rent Commencement Date, which is due on the Delivery date, is:

                                      $0.

                 4. Conditions. Lessor's obligations under the Lease and this Schedule are subject to the prior satisfaction of the following conditions on or before the Delivery Date of this Schedule:

                 (a) Lessor shall have received, in form and substance satisfactory to Lessor:

                 (i) All acceptable waivers of landlords and/or mortgagees, substantially in the form of Exhibit B to the Lease.

                 (ii) To the extent Lessor deems it necessary, a release or other arrangement with any other lessor or lender to the Company to insure that there will be no impairment of Lessor's interest in the Units subject to this or other Schedules.

                 (iii) A sales tax exemption or other similar certificate from Lessee with respect to any Units included in this Schedule, but not placed in service by Lessee before the Delivery Date of this Schedule.

                 (iv) Copies of invoices, purchase orders and cancelled checks relating to all Units being placed under the Lease pursuant to a sale/leaseback on the Delivery Date of this Schedule and/or a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit C to the Lease, instead of copies of cancelled checks, for all Units to be purchased by Lessor directly from the vendor.

                 (v) For all sales of Units by Lessee to Lessor, a Bill of Sale, substantially in the form of Exhibit D to the Lease.

                 (vi) An executed copy of each manufacturer's service contract entered into by Lessee pursuant to Section 9 of the Lease.

                 (b) Lessee shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-1 and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit) and, if applicable, not less than ten days before the Delivery Date, a notice of the proposed transfer to Lessor by Lessee of title to the Units to be placed under the Lease on such Delivery Date shall have been published as and to the extent required by Section 3440 of the Civil Code of the State of California.

                 (c) Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

                 (d) Except with the prior consent of Lessor which shall not be unreasonably withheld, (i) Lessor's Cost for the Units subject to this Schedule shall be equal to or exceed the Minimum Funding Amount, (ii) Lessor's Cost for the Units subject to this Schedule when aggregated with Lessor's Cost for all Units under all previously funded Schedules shall not exceed the Lessor's Commitment set forth on the cover page of the Lease, and (iii) the funding contemplated by this Schedule when aggregated with all previous fundings under the Lease shall not exceed the Maximum Number of Fundings.

                 (e) Except with the prior written consent of Lessor which shall not be unreasonably withheld, the aggregate of Lessor's Cost of all Units subject to this Schedule and all Schedules previously made subject to the Lease which consist of tenant improvements, computer software, equipment manufactured specially for Lessee and/or delivery and installation costs shall not exceed 17.39% ($200,000 of Lessor's Cost if the entire Lessor's Commitment is funded) of the total Lessor's Cost of Equipment funded.

                 (f) The Delivery Date of this Schedule shall not be later than the Commitment Termination Date.

                 (g) On the Delivery Date of this Schedule no Event of Default or event, which with the passage of time or the giving of notice or both would constitute an Event of Default, shall exist.

                 (h) Except with the prior written consent of Lessor which shall not be unreasonable withheld, all of the Units listed on Annex A shall consist of Eligible Equipment.

                 5. Representations and Warranties. Lessee hereby makes the representations and warranties set forth in Section 14 of the Lease.

                 6. Payments. Pursuant to Section 16(h) of the Lease, all payments shall be made to Lessor c/o GATX Capital Corporation, as Agent, Box 71316, Chicago, Illinois 60694 unless otherwise indicated in a writing signed by Lessor.

                 This Schedule is hereby duly executed by the parties hereto as of the date first written above.


                                       MMC/GATX PARTNERSHIP NO. I
                                       By GATX Capital Corporation, as Agent


                                       By           [SIG]
                                         ---------------------------------------

                                       Title   Vice President
                                            ------------------------------------

LESSEE'S ADDRESS
FOR NOTICES:                           CALYPTE BIOMEDICAL CORPORATION

1440 Fourth Street
Berkeley, CA 94710                     By:          [SIG]
ATTN:   Paul Siegel                       --------------------------------------
        Chief Financial Officer        Title:  Chief Financial Officer
                                             -----------------------------------




Annex A - Description of Units
Annex B - Stipulated Loss Values
Annex C - Exceptions to Representations and Warranties

                                    ANNEX A
                              DESCRIPTION OF UNITS

                                Units are Located at Lessee's Offices at
                                                                     ,  CA     .
               ------------------------------------------------------     -----

            Major
          Equipment                 Description       Manufacturer         Identification        Lessor's
          Category                   of Unit            or Vendor            or Serial No.         Cost





                              Subtotal By
                              Equipment Category $
                                                  --------------------

22-Sep-93              CALYPTE BIOMEDICAL/SCHEDULE NO. 1               PAGE 1

                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710


ASSET                                                                                                COST OF
  #              VENDOR             QTY               ITEM DESCRIPTION                 INVOICE #       UNIT
- -----     -----------------------   -----        ------------------------              ---------     ---------
   TENANT IMPROVEMENTS
   -------------------
R-027     4 PHASE ELECTRIC                       GENERATOR HOOKUP &                    1963          3,515.90
                                                 CLEANROOM POWER & LIGHTING
- --------------------------------------------------------------------------------------------------------------
R-027     DELUCCHI SHEET METAL                   STAINLESS STEEL FABRICATION           42937           162.00
                                                 FOR CLEANROOMS
- --------------------------------------------------------------------------------------------------------------
R-027     DELUCCHI SHEET METAL                   STAINLESS STEEL FABRICATION           42936           147.50
                                                 FOR CLEANROOMS
- --------------------------------------------------------------------------------------------------------------
R-027     DELUCCHI SHEET METAL                   STAINLESS STEEL FABRICATION           42950            92.00
                                                 FOR CLEANROOMS
- --------------------------------------------------------------------------------------------------------------
R-027     LO HEATH                               LABOR AND MATERIALS FOR               1445            281.00
                                                 PLUMBING SERVICES AS FOLLOWS:
                                                 RELOCATE 2 FIRE SPRINKLER HEADS
                                                 CAP 2 PVC PIPES
- --------------------------------------------------------------------------------------------------------------
R-027     LO HEATH                               LABOR AND MATERIALS FOR               1446            118.50
                                                 PLUMBING SERVICES AS FOLLOWS:
                                                 REBUILD 1 CHICAGO LAB FAUCET
                                                 REPAIR LEAK UNDER LAB SINK
- --------------------------------------------------------------------------------------------------------------
R-027     MICROCANTAMINATION                     INSTALLATION OF 1 TRAX IND.           549             100.00
          CONTROL SERVICES                       PRODUCTS VINYL CURTAIN WALL
                                                 PANEL; MOVE 1 FRAME SUPPORT 6"
- --------------------------------------------------------------------------------------------------------------
R-027   PETER S. BERRY                           MATERIALS AND LABOR TO                15064           180.00
                                                 RELOCATE CENTRIFUGE OUTLET
                                                 TO CLEANROOM
- --------------------------------------------------------------------------------------------------------------
R-027   SAN BRUNO SHEET METAL                    INSTALLATION OF:                      4/21/93      12,870.00
                                      1          7 1/2 TON HEAT PUMP
                                      1          5 TON HEAT PUMP ON ROOF AREA
                                                 W/SPRING ICELATORS
                                                 ALL DUCT WORK W/RETURN &
                                                 SUPPLY DAMPERS
                                                 FARR GLIDE FILTER BOXES
                                                 SUPPLY OUTSIDE AIR W/SEPARATE FILTERS
                                                 REMOVE OLD SKYLIGHT & INSTALL
                                                 2 X 4 & PLYWOOD W/METAL COVER
- --------------------------------------------------------------------------------------------------------------
R-027   SAN BRUNO SHEET METAL                    INSTALLED ALL DUCT WORK IN            4/30/93       8,865.00
                                                 CEILING AREA
- --------------------------------------------------------------------------------------------------------------
R-027   TRAX INDUSTRIAL               1          CUSTOM ANTI-STATIC SOFTWALL           4536          1,046.00
        PRODUCTS                                 PANEL FOR CLEANROOM
- --------------------------------------------------------------------------------------------------------------
M-027   4 PHASE ELECTRIC                         EMERGENCY POWER SET-UP                4/21/93       5,250.00
- --------------------------------------------------------------------------------------------------------------
M-026   J & M ENTERPRISES                        PHASE III - WAREHOUSE                 1440.1        5,385.00
- --------------------------------------------------------------------------------------------------------------
                                                 GRAND TOTAL                                       $38,012.90
                                                                                                   ==========

                                    ANNEX B

                             STIPULATED LOSS VALUES


Rental                        Stipulated Loss Value
Payment Date                  Percentage of Lessor's Cost
- ------------                  ---------------------------

                 Thereafter___________________ *

         * If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of
Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than 25% of Lessor's Cost of the Units.

                                    ANNEX B
                               CALYPTE BIOMEDICAL
                             Stipulated Loss Values


                                               Stipulated Loss Value
                   Rental                        as a Percentage of
                 Payment Date                      Lessor's Cost
              -----------------                 --------------------
(on or before)  1       Oct-93                       100.00
                2       Nov-93                        99.89
                3       Dec-93                        99.77
                4       Jan-94                        99.66
                5       Feb-94                        99.54
                6       Mar-94                        99.43
                7       Apr-94                        99.31
                8       May-94                        99.20
                9       Jun-94                        99.08
               10       Jul-94                        98.97
               11       Aug-94                        98.85
               12       Sep-94                        98.74
               13       Oct-94                        98.62
               14       Nov-94                        98.51
               15       Dec-94                        98.39
               16       Jan-95                        98.28
               17       Feb-95                        98.16
               18       Mar-95                        98.05
               19       Apr-95                        95.45
               20       May-95                        92.84
               21       Jun-95                        90.19
               22       Jul-95                        87.53
               23       Aug-95                        84.84
               24       Sep-95                        82.11
               25       Oct-95                        79.37
               26       Nov-95                        76.59
               27       Dec-95                        73.78
               28       Jan-96                        70.95
               29       Feb-96                        68.08
               30       Mar-96                        65.18
               31       Apr-96                        62.24
               32       May-96                        59.30
               33       Jun-96                        56.31
               34       Jul-96                        53.32
               35       Aug-96                        50.29
               36       Sep-96                        47.23
               37       Oct-96                        44.15
               38       Nov-96                        41.04
               39       Dec-96                        37.88
               40       Jan-97                        34.72
               41       Feb-97                        31.52
               42       Mar-97                        28.28
               43       Apr-97  and Thereafter        25.00

* If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than 25% of Lessor's Cost of the Units.

                                    ANNEX C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                      NONE

                                 SCHEDULE NO. 2
                                   TRUE LEASE


                 This Schedule No. 2 (this "Schedule"), dated October 4, 1993 (such date being the "Delivery Date" for this Schedule), is a part of the Master Equipment Lease Agreement, dated as of August 20, 1993 (the "Lease"), between MMC/GATX PARTNERSHIP NO. I ("Lessor") and CALYPTE BIOMEDICAL CORPORATION ("Lessee") and is incorporated therein by this reference. The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein.

                 1.       Description and Cost of Units

                          The Units subject to this Schedule are described in
Annex A hereto.  The Lessor's Cost for this Schedule is:

                                  $148,871.25

                 2.       Acceptance; Obligations

                          Lessee confirms that on the Delivery Date hereof (i)
all of the Units described in Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; and (ii) Lessee became obligated to make Rental Payments to Lessor and perform certain other obligations with respect to such Units as provided in the Lease and this Schedule.

                 3.       Rent

                 (a) Commencing on October 4, 1993 (the "Rent Commencement Date") and on the fourth day of each month thereafter, the rent for each Unit shall be paid by Lessee in advance by check (or if requested by Lessor, by wire transfer), to the location prescribed by Lessor in writing, in forty-two (42) consecutive installments, each of the first twelve (12) of which shall be calculated based upon a Rent Factor of 1.4946% of the Lessor's Cost for this Schedule and each of the following thirty (30) of which shall be calculated based upon a Rent Factor of 3.4825% of the Lessor's Cost for this Schedule, which rentals are:

                    $2,225.03 for each of the first 12 such installments, and $5,184.44 for each of the following 30 such installments.

                 (b) The Lease Term for the Units subject to this Schedule is 42 months and commences on the Rent Commencement Date. The Lease Term for the Units subject to this Schedule shall expire on:

                                 April 3, 1997

                 (c) The Interim Rental Payment for the period from the Delivery Date of this Schedule through the Rent Commencement Date, which is due on the Delivery date, is:

                                        $0.

                 4. Conditions. Lessor's obligations under the Lease and this Schedule are subject to the prior satisfaction of the following conditions on or before the Delivery Date of this Schedule:

                 (a) Lessor shall have received, in form and substance satisfactory to Lessor:

                 (i) All acceptable waivers of landlords and/or mortgagees, substantially in the form of Exhibit B to the Lease.

                 (ii) To the extent Lessor deems it necessary, a release or other arrangement with any other lessor or lender to the Company to insure that there will be no impairment of Lessor's interest in the Units subject to this or other Schedules.

                 (iii) A sales tax exemption or other similar certificate from Lessee with respect to any Units included in this Schedule, but not placed in service by Lessee before the Delivery Date of this Schedule.

                 (iv) Copies of invoices, purchase orders and cancelled checks relating to all Units being placed under the Lease pursuant to a sale/leaseback on the Delivery Date of this Schedule and/or a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit C to the Lease, instead of copies of cancelled checks, for all Units to be purchased by Lessor directly from the vendor.

                 (v) For all sales of Units by Lessee to Lessor, a Bill of Sale, substantially in the form of Exhibit D to the Lease.

                 (vi) An executed copy of each manufacturer's service contract entered into by Lessee pursuant to Section 9 of the Lease.

                 (b) Lessee shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-1 and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit) and, if applicable, not less than ten days before the Delivery Date, a notice of the proposed transfer to Lessor by Lessee of title to the Units to be placed under the Lease on such Delivery Date shall have been published as and to the extent required by Section 3440 of the Civil Code of the State of California.

                 (c) Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

                 (d) Except with the prior consent of Lessor which shall not be unreasonably withheld, (i) Lessor's Cost for the Units subject to this Schedule shall be equal to or exceed the Minimum Funding Amount, (ii) Lessor's Cost for the Units subject to this Schedule when aggregated with Lessor's Cost for all Units under all previously funded Schedules shall not exceed the Lessor's Commitment set forth on the cover page of the Lease, and (iii) the funding contemplated by this Schedule when aggregated with all previous fundings under the Lease shall not exceed the Maximum Number of Fundings.

                 (e) Except with the prior written consent of Lessor which shall not be unreasonably withheld, the aggregate of Lessor's Cost of all Units subject to this Schedule and all Schedules previously made subject to the Lease which consist of tenant improvements, computer software, equipment manufactured specially for Lessee and/or delivery and installation costs shall not exceed 17.39% ($200,000 of Lessor's Cost if the entire Lessor's Commitment is funded) of the total Lessor's Cost of Equipment funded.

                 (f) The Delivery Date of this Schedule shall not be later than the Commitment Termination Date.

                 (g) On the Delivery Date of this Schedule no Event of Default or event, which with the passage of time or the giving of notice or both would constitute an Event of Default, shall exist.

                 (h) Except with the prior written consent of Lessor which shall not be unreasonably withheld, all of the Units listed on Annex A shall consist of Eligible Equipment.

                 5. Representations and Warranties. Lessee hereby makes the representations and warranties set forth in Section 14 of the Lease.

                 6. Payments. Pursuant to Section 16(h) of the Lease, all payments shall be made to Lessor c/o GATX Capital Corporation, as Agent, Box 71316, Chicago, Illinois 60694 unless otherwise indicated in a writing signed by Lessor.

                 This Schedule is hereby duly executed by the parties hereto as of the date first written above.

                                  MMC/GATX PARTNERSHIP NO.  I
                                  By GATX Capital Corporation, as Agent


                                  By     /SIG/
                                        ----------------------------------
                                  Title  Vice President
                                        ----------------------------------



LESSEE'S ADDRESS
FOR NOTICES:                      CALYPTE BIOMEDICAL CORPORATION

1440 Fourth Street
Berkeley, CA 94710                By:     /SIG/
ATTN:   Paul Siegel                      --------------------------------
        Chief Financial Officer
                                  Title: Chief Financial Officer
                                         --------------------------------


Annex A - Description of Units
Annex B - Stipulated Loss Values
Annex C - Exceptions to Representations and Warranties

                                    ANNEX A

                              DESCRIPTION OF UNITS


          Units are Located at Lessee's Offices at ___________________________, CA ______________.



Major
Equipment    Description   Manufacturer    Identification   Lessor's
Category     of Unit       or Vendor        or Serial No.     Cost
- --------     -------       ---------       --------------     ----

                       Subtotal By
                       Equipment Category $_________________

22-Sep-93               CALYPTE BIOMEDICAL/SCHEDULE NO. 2               PAGE 1

                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710

ASSET                                                                                                                   COST OF
  #   VENDOR               QTY  ITEM DESCRIPTION                MODEL #         PO #    INVOICE #       SERIAL #          UNIT
- ----- ------               ---  ----------------                -------         ----    ---------       --------        -------
LAB EQUIPMENT
- -------------
1065  AIR TECHNIQUES         1  PARTICULATE DET. UNIT -         TDA-2E          10181       5276          10065        5,690.00
                                PORTABLE AEROSOL PHOTOMETER
                                WITH PARTS
                             1  PORTABLE AEROSOL GENERATO       FTDA-4A                                    9912        1,250.00
- -------------------------------------------------------------------------------------------------------------------------------
1112  BAXTER                 1  BIOFUGE 15 MICROCENTRIFUGE                      10288    9014760                       1,552.50

                             1  ANGLE ROTOR                                                                              240.00
- -------------------------------------------------------------------------------------------------------------------------------
1051  BIO-TEK                1  MICROPLATE READER                EL312          10189     118914          85259        5,800.00
- -------------------------------------------------------------------------------------------------------------------------------
R-027 ENVIROFLEX             1  PORTABLE SOFTWALL CLEAN                         10024    DEPOSIT                       7,430.00
                                ROOM 16' X 10'; 4 HEPA; 3 LIGHTS                            1025
                             1  PORTABLE SOFTWALL CLEAN                                     1031                       7,019.00
                                ROOM 14' X 12'; 3 HEPA; 3 LIGHTS
                             1  PORTABLE SOFTWALL CLEAN                                                                6,732.00
                                ROOM 12' X 11'; 3 HEPA; 3 LIGHTS
- -------------------------------------------------------------------------------------------------------------------------------
1123  ISCO                   1  UA-6 DETECTOR WITH TYPE 11                      10430  190666-00                       3,500.00
                                OPTICAL UNIT
                             1  DIVERTER VALVE                                                                           275.00
- -------------------------------------------------------------------------------------------------------------------------------
      KAYE INSTRUMENTS       1  PORTABLE VALIDATOR ASSY.                        10294      53652                       8,000.00
                             1  D4 PLUS ANALOG PANEL ASSY                                                                820.00
                             1  PROBE ASSY                                                                             1,950.00
- -------------------------------------------------------------------------------------------------------------------------------
      KAYE INSTRUMENTS       1  CALIBRATOR - 115V               LTR-50          10294      53829                       5,500.00
- -------------------------------------------------------------------------------------------------------------------------------
      MED-EQUIP              1  STEAM GENERATOR                                  9291       5648       N3-13378       13,000.00
                                STAINLESS STEEL
- -------------------------------------------------------------------------------------------------------------------------------
1054  MILLIPORE              1  HPLC INERT PROTEIN              625 LC          10115     719923                      24,109.00
                                PURIFICATION SYSTEM
                             1  WATERS FRACTION COLLECTOR       486                                                    3,314.60
                             1  DUAL PEN RECORDER               SE-120                                                 2,009.70
- -------------------------------------------------------------------------------------------------------------------------------
1054  MILLIPORE              1  AP MINICOLUM 5MM X 100MM                        10115     719237                         215.30
                             1  DIVERTER VALVE                                                                           301.40
- -------------------------------------------------------------------------------------------------------------------------------
1114  PETERSON POWER SYSTEM  1  OLYMPIAN GENERATOR-DIESEL       CD076           10087    E099301        2007042       15,276.18
                                ENGINE LIQUID COOLED
1115                         1  OLYMPIAN DOUBLE WALL TANK       CTS020Y                               93A01704W        2,486.82
- -------------------------------------------------------------------------------------------------------------------------------
1052  SHANDON UPSHAW         1  CYTOSPIN 3 (SLIDE MAKING                        10196    3575830                       4,995.00
                                APPARATUS)
- -------------------------------------------------------------------------------------------------------------------------------
1113  SIERRA INSTRUMENTS     1  HOT WIRE ANEMOMETER             634             10519      41849          18593        1,675.00
- -------------------------------------------------------------------------------------------------------------------------------
1088  TERRA UNIVERSAL        1  DESICCATOR CHAMBER                              10247      19065                       2,088.00
                                PLEXIGLASS 45" X 24" X 60", 10
                                DOORS - HERMETICALLY SEALED
                            56  PLEXIGLASS SHELF W/ BOW GUARD                                                            840.00
                             1  STAND: 3" H, STEEL                                                                       198.00
                             4  CASTER WITH BRAKE                                                                        128.00
- -------------------------------------------------------------------------------------------------------------------------------
1039  VWR                    2  ROTARY CULTURE APPARATUS DECK                   10117      5E-07                         910.80
- -------------------------------------------------------------------------------------------------------------------------------
1111  VWR                    1  WHEATON ROTARY CULTURE BASE                     10249      5E-07                       1,311.00
                             4  ROTARY CULTURE DECK                                                                    1,548.00
- -------------------------------------------------------------------------------------------------------------------------------

22-Sep-93               CALYPTE BIOMEDICAL/SCHEDULE NO. 2               PAGE 2

                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710

ASSET                                                                                                                   COST OF
  #      VENDOR            QTY  ITEM DESCRIPTION                MODEL #         PO #    INVOICE #       SERIAL #          UNIT
- -----    ------            ---  ----------------                -------         ----    ---------       --------        -------
1109  VWR                    1  AQUASTAR TITRATOR               C2000           10363      SE-07                       5,328.00
                             1  AQUASTAR SOLID EVAPORATOR       EV-6T                                                  4,496.00
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                        SUBTOTAL LAB EQUIPMENT      $139,989.30
                                                                                                                    -----------
- -------------------------------------------------------------------------------------------------------------------------------
FURNTURE
- --------
1074  AC PAPER               1  FILE-4 OR LATERAL; HON; LEGAL;                  10238     110120                         629.00
                                PUTTY
- -------------------------------------------------------------------------------------------------------------------------------
1086  NORLAB HANSON          2  LAB BENCHES; PROTABLE; TABLES                   10411       1621                       2,979.00
1087                            AND SHELVES; BEIGE
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                        SUBTOTAL FURNITURE            $3,608.00
                                                                                                                      ---------
- -------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
- ------------------
1120  COMPUTERWARE           1  CENTRIS 610 CPU W/80 MB                         10542     500492    F2319LHBCN2        1,597.00
                                HARDDRIVE WITH 4MB MEMORY &
                                APPLE KEYBOARD II
- -------------------------------------------------------------------------------------------------------------------------------
1117  COMPUTERWARE           1  CENTRIS 610 CPU W/80 MB                         10549     500589    F2314LAXCN2        1,398.00
                                HARDDRIVE AND APPLE KEYBOARD
- -------------------------------------------------------------------------------------------------------------------------------
1081  FUTURE NOW             1  SEIKO MONITOR-14" COLOR         CM1445          10381     368215       27MS273B          480.00
- -------------------------------------------------------------------------------------------------------------------------------
1121  FUTURE NOW             1  SEIKO MONITOR-14" COLOR         CM1445          10548   S0400477       26M5093B          480.00
1118                         1  SEIKO MONITOR-14" COLOR         CM1445                                 27M5693B          480.00
- -------------------------------------------------------------------------------------------------------------------------------
1082  MAC PRO SYSTEMS        1  MAC IISI 40/3                                   10380     JW0279    FC2252XTC56          838.95
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                        SUBTOTAL COMPUTERS            $5,273.95
                                                                                                                      ---------
                                                                                        GRAND TOTAL                 $148,871.25
                                                                                                                    ===========

                                    ANNEX B

                             STIPULATED LOSS VALUES


Rental                        Stipulated Loss Value
Payment Date                  Percentage of Lessor's Cost
- ------------                  ---------------------------

Thereafter ________________________________ *


        * If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of
Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than 25% of Lessor's Cost of the Units.

                                    ANNEX B
                               CALYPTE BIOMEDICAL
                             Stipulated Loss Values


                                                       Stipulated Loss Value
                    Rental                               as a Percentage of
                  Payment Date                             Lessor's Cost
               -----------------                        ------------------
(on or before)   1       Oct-93                              100.00
                 2       Nov-93                               99.89
                 3       Dec-93                               99.77
                 4       Jan-94                               99.66
                 5       Feb-94                               99.54
                 6       Mar-94                               99.43
                 7       Apr-94                               99.31
                 8       May-94                               99.20
                 9       Jun-94                               99.08
                10       Jul-94                               98.97
                11       Aug-94                               98.85
                12       Sep-94                               98.74
                13       Oct-94                               98.62
                14       Nov-94                               98.51
                15       Dec-94                               98.39
                16       Jan-95                               98.28
                17       Feb-95                               98.16
                18       Mar-95                               98.05
                19       Apr-95                               95.45
                20       May-95                               92.84
                21       Jun-95                               90.19
                22       Jul-95                               87.53
                23       Aug-95                               84.84
                24       Sep-95                               82.11
                25       Oct-95                               79.37
                26       Nov-95                               76.59
                27       Oct-95                               73.78
                28       Jan-96                               70.95
                29       Feb-96                               68.08
                30       Mar-96                               65.18
                31       Apr-96                               62.24
                32       May-96                               59.30
                33       Jun-96                               56.31
                34       Jul-96                               53.32
                35       Aug-96                               50.29
                36       Sep-96                               47.23
                37       Oct-96                               44.15
                38       Nov-96                               41.04
                39       Dec-96                               37.88
                40       Jan-97                               34.72
                41       Feb-97                               31.52
                42       Mar-97                               28.28
                43       Apr-97  and Thereafter               25.00

* If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than 25% of Lessor's Cost of the Units.

                                    ANNEX C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                      NONE

                                 SCHEDULE NO. 3
                                   TRUE LEASE


         This Schedule No. 3 (this "Schedule"), dated October 4, 1993 (such date being the "Delivery Date" for this Schedule), is a part of the Master Equipment Lease Agreement, dated as of August 20, 1993 (the "Lease"), between MMC/GATX PARTNERSHIP NO. I ("Lessor") and CALYPTE BIOMEDICAL CORPORATION ("Lessee") and is incorporated therein by this reference. The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein.

                 1.      Description and Cost of Units

                 The Units subject to this Schedule are described in Annex A hereto. The Lessor's Cost for this Schedule is:

                                 $38,297.00

                 2.       Acceptance; Obligations

         Lessee confirms that on the Delivery Date hereof (i) all of the Units described in Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; and (ii) Lessee became obligated to make Rental Payments to Lessor and perform certain other obligations with respect to such Units as provided in the Lease and this Schedule.

                 3.       Rent

                 (a) Commencing on October 4, 1993 (the "Rent Commencement Date") and on the fourth day of each month thereafter, the rent for each Unit shall be paid by Lessee in advance by check (or if requested by Lessor, by wire transfer), to the location prescribed by Lessor in writing, in forty-two (42) consecutive installments, each of the first twelve (12) of which shall be calculated based upon a Rent Factor of 1.4946% of the Lessor's Cost for this Schedule and each of the following thirty (30) of which shall be calculated based upon a Rent Factor of 3.4825% of the Lessor's Cost for this Schedule, which rentals are:

                 $ 572.39 for each of the first 12 such installments, and $1,333.69 for each of the following 30 such installments.

                 (b) The Lease Term for the Units subject to this Schedule is 42 months and commences on the Rent Commencement Date. The Lease Term for the Units subject to this Schedule shall expire on:

                                 April 3, 1997

                 (c) The Interim Rental Payment for the period from the Delivery Date of this Schedule through the Rent Commencement Date, which is due on the Delivery date, is:

                                      $0.

                 4. Conditions. Lessor's obligations under the Lease and this Schedule are subject to the prior satisfaction of the following conditions on or before the Delivery Date of this Schedule:

                   (a) Lessor shall have received, in form and substance satisfactory to Lessor:

                          (i)     All acceptable waivers of landlords and/or
mortgagees, substantially in the form of Exhibit B to the Lease.

                          (ii)    To the extent Lessor deems it necessary, a
release or other arrangement with any other lessor or lender to the Company to insure that there will be no impairment of Lessor's interest in the Units subject to this or other Schedules.

                          (iii)   A sales tax exemption or other similar
certificate from Lessee with respect to any Units included in this Schedule, but not placed in service by Lessee before the Delivery Date of this Schedule.

                          (iv)    Copies of invoices, purchase orders and
cancelled checks relating to all Units being placed under the Lease pursuant to a sale/leaseback on the Delivery Date of this Schedule and/or a Purchase Order and Invoice Assignment from Lessee to Lessor substantially in the form of Exhibit C to the Lease, instead of copies of cancelled checks, for all Units to be purchased by Lessor directly from the vendor.

                          (v)     For all sales of Units by Lessee to Lessor, a
Bill of Sale, substantially in the form of Exhibit D to the Lease.

                          (vi)    An executed copy of each manufacturer's
service contract entered into by Lessee pursuant to Section 9 of the Lease.

                          (b)     Lessee shall have filed or recorded, to the
satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-1 and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit) and, if applicable, not less than ten days before the Delivery Date, a notice of the proposed transfer to Lessor by Lessee of title to the Units to be placed under the Lease on such Delivery Date shall have been published as and to the extent required by Section 3440 of the Civil Code of the State of California.

                   (c) Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

                   (d) Except with the prior consent of Lessor which shall not be unreasonably withheld, (i) Lessor's Cost for the Units subject to this Schedule shall be equal to or exceed the Minimum Funding Amount, (ii) Lessor's Cost for the Units subject to this Schedule when aggregated with Lessor's Cost for all Units under all previously funded Schedules shall not exceed the Lessor's Commitment set forth on the cover page of the Lease, and (iii) the funding contemplated by this Schedule when aggregated with all previous fundings under the Lease shall not exceed the Maximum Number of Fundings.

                   (e) Except with the prior written consent of Lessor which shall not be unreasonably withheld, the aggregate of Lessor's Cost of all Units subject to this Schedule and all Schedules previously made subject to the Lease which consist of tenant improvements, computer software, equipment manufactured specially for Lessee and/or delivery and installation costs shall not exceed 17.39% ($200,000 of Lessor's Cost if the entire Lessor's Commitment is funded) of the total Lessor's Cost of Equipment funded.

                   (f) The Delivery Date of this Schedule shall not be later than the Commitment Termination Date.

                   (g) On the Delivery Date of this Schedule no Event of Default or event, which with the passage of time or the giving of notice or both would constitute an Event of Default, shall exist.

                   (h) Except with the prior written consent of Lessor which shall not be unreasonably withheld, all of the Units listed on Annex A shall consist of Eligible Equipment.

        5. Representations and Warranties. Lessee hereby makes the representations and warranties set forth in Section 14 of the Lease.

        6. Payments. Pursuant to Section 16(h) of the Lease, all payments shall be made to Lessor c/o GATX Capital Corporation, as Agent, Box 71316, Chicago, Illinois 60694 unless otherwise indicated in a writing signed by Lessor.

         This Schedule is hereby duly executed by the parties hereto as of the date first written above.

                                  MMC/GATX PARTNERSHIP NO. I
                                  By GATX Capital Corporation, as Agent


                                  By             [SIG]
                                     ---------------------------------------
                                  Title           VP
                                        ------------------------------------


                                  CALYPTE BIOMEDICAL CORPORATION


                                  By:            [SIG]
                                     ---------------------------------------
                                  Title:     Chief Financial Officer
                                        ------------------------------------


LESSEE'S ADDRESS
FOR NOTICES:

1440 Fourth Street
Berkeley, CA 94710
ATTN:   Paul Siegel
        Chief Financial Officer
Annex A - Description of Units
Annex B - Stipulated Loss Values
Annex C - Exceptions to Representations and Warranties

                                    ANNEX A

                              DESCRIPTION OF UNITS


                 Units are Located at Lessee's Offices at ____________________, CA _______.


  Major
Equipment      Description      Manufacturer   Identification       Lessor's
Category         of Unit          or Vendor     or Serial No.         Cost
- --------         -------          ---------     -------------         ----


                          Subtotal By
                          Equipment Category $ ______________________

22-Sep-93              CALYPTE BIOMEDICAL/SCHEDULE NO. 3                PAGE 1


                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710

ASSET
  #             VENDOR                 QTY      ITEM DESCRIPTION                 MODEL #    PO #    INVOICE #    SERIAL #
- -----           ------                 ---      ----------------                 -------    ----    ---------    --------
LAB EQUIPMENT
- -------------
  1034 COLE-PARMER                      1 SCALE MIXER, STIR PAK 115 W/                      10012   1500795      M92002749
                                          CONTROLLER, MOTOR, SUPPORT
                                          PLATFORM, PIVOT MOUNT & CLAMP
- ----------------------------------------------------------------------------------------------------------------------------------
  1067 FISHER                           1 CORROSIVE SAFETY CABINET                          9768    982505
- ----------------------------------------------------------------------------------------------------------------------------------
  1016 FISHER                           1 PH METER                               340        10001   1426579
- ----------------------------------------------------------------------------------------------------------------------------------
  1038 FORMA                            1 INCUBATOR--REACH IN LARGE                         9906    2375900      36069
                                          CAPACITY 32 C.F.
                                        1 RECORDER
- ----------------------------------------------------------------------------------------------------------------------------------
  1036 HARRIS MANUFACTURING             1 FREEZER CHEST--50C                                9978    49995        P23C-138269-Pt
- ----------------------------------------------------------------------------------------------------------------------------------
  1040 SCIENTIFIC INSTRUMENTS           1 OLYMPUS MICROSCOPE--                              10025   78497
                                          FLUORESCENT WITH ACCESSORIES
- ----------------------------------------------------------------------------------------------------------------------------------
  1039 VWR                              1 WHEATON ROTARY CULTURE BASE                       9996    45976860
                                        1 ROTARY CULTURE DECK
- ----------------------------------------------------------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------------------------------------------------------
FURNITURE
- ---------
  1024 AC PAPER & SUPPLY                1 SCHWAB INSULATE LEGAL FILE             4CFC-5000  9940    106317
                                          CABINET 4 DRAWER PUTTY
- ----------------------------------------------------------------------------------------------------------------------------------
  1022 AC PAPER                         1 FILE CABINET--INSULATED 4DR.                      9940    107401
                                          LATERAL; PUTTY LEGAL
- ----------------------------------------------------------------------------------------------------------------------------------
AS-008  CV INSTALLATIONS                2 HERMAN MILLER WORKSTATIONS                        10133   4/6/93
                                          8' x 10' FOR FAX & PRINTER; GRAY
- ----------------------------------------------------------------------------------------------------------------------------------
  1013 SAM CLAR OFFICE FURNITURE        1 DESK--WOOD 36X72 USED                             9926     41118
  1014                                  1 CREDENZA--WOOD USED
  1042                                  1 FILE--2 DR LATERAL WOOD
- ----------------------------------------------------------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT
- ----------------
  1041 TAYLOR MADE                      1 CANNON PLAIN PAPER FAX                 L775       10010 PUR. SPEC.
- ----------------------------------------------------------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
- ------------------
  1044 COMPUTERWARE                     1 TRINITRON MONITOR--14" COLOR                      9931     679050      S1237RK04
  1008                                  1 APPLE MONITOR--12" MONOCHROME                                          SG2341VVC97
- ----------------------------------------------------------------------------------------------------------------------------------
  1010 COMPUTERWARE (UNION BANK)        1 MAC IIsi CPU W/40MB HARD DRIVE II SI              9859     678183      FC2234C1C56
  1084                                  1 MAC IIsi CPU W/40MB HARD DRIVE II SI                                   FC22347FC56
  1011                                  1 MAC IIsi CPU W/40MB HARD DRIVE II SI                                   FC22335YC56
  1007                                  1 MAC IIsi CPU W/40MB HARD DRIVE II SI                                   FC22347BC56
- ----------------------------------------------------------------------------------------------------------------------------------
  1009 PERIPHERAL LAND INCORPORATED     1 INFINITY EXTERNAL DRIVE                88-R/44    9896     94549       16055
- ----------------------------------------------------------------------------------------------------------------------------------


ASSET                                                                              COST OF          NBV
  #             VENDOR                 QTY      ITEM DESCRIPTION                    UNIT            COST
- -----           ------                 ---      ----------------                   -------          ----
LAB EQUIPMENT
- -------------
  1034 COLE-PARMER                      1 SCALE MIXER, STIR PAK 115 W/           $   721.00       $   692.00
                                          CONTROLLER, MOTOR, SUPPORT
                                          PLATFORM, PIVOT MOUNT & CLAMP
- ------------------------------------------------------------------------------------------------------------
  1067 FISHER                           1 CORROSIVE SAFETY CABINET                   405.00           384.00
- ------------------------------------------------------------------------------------------------------------
  1016 FISHER                           1 PH METER                                   495.30           454.00
- ------------------------------------------------------------------------------------------------------------
  1038 FORMA                            1 INCUBATOR--REACH IN LARGE                6,028.00         5,777.00
                                          CAPACITY 32 C.F.
                                        1 RECORDER                                   719.00           659.00
- ------------------------------------------------------------------------------------------------------------
  1036 HARRIS MANUFACTURING             1 FREEZER CHEST--50C                       3,194.00         3,088.00
- ------------------------------------------------------------------------------------------------------------
  1040 SCIENTIFIC INSTRUMENTS           1 OLYMPUS MICROSCOPE--                    13,829.00        13,253.00
                                          FLUORESCENT WITH ACCESSORIES
- ------------------------------------------------------------------------------------------------------------
  1039 VWR                              1 WHEATON ROTARY CULTURE BASE              1,249.00         1,186.00
                                        1 ROTARY CULTURE DECK                        379.00           354.00
- ------------------------------------------------------------------------------------------------------------
                                                  SUBTOTAL LAB EQUIPMENT         $27,019.30       $25,827.00
                                                                                 ----------       ----------
- ------------------------------------------------------------------------------------------------------------
FURNITURE
- ---------
  1024 AC PAPER & SUPPLY                1 SCHWAB INSULATE LEGAL FILE                 929.25           852.00
                                          CABINET 4 DRAWER PUTTY
- ------------------------------------------------------------------------------------------------------------
  1022 AC PAPER                         1 FILE CABINET--INSULATED 4DR.               445.00           408.00
                                          LATERAL; PUTTY LEGAL
- ------------------------------------------------------------------------------------------------------------
AS-008  CV INSTALLATIONS                2 HERMAN MILLER WORKSTATIONS               2,500.00         2,292.00
                                          8' x 10' FOR FAX & PRINTER; GRAY
- ------------------------------------------------------------------------------------------------------------
  1013 SAM CLAR OFFICE FURNITURE        1 DESK--WOOD 36X72 USED                      299.95           270.00
  1014                                  1 CREDENZA--WOOD USED                        299.95           270.00
  1042                                  1 FILE--2 DR LATERAL WOOD                    174.95           157.00
- ------------------------------------------------------------------------------------------------------------
                                                  SUBTOTAL FURNITURE              $4,649.10        $4,249.00
                                                                                  ---------        ---------
- ------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT
- ----------------
  1041 TAYLOR MADE                      1 CANNON PLAIN PAPER FAX                   4,068.00         3,729.00
- ------------------------------------------------------------------------------------------------------------
                                                  SUBTOTAL OFFICE EQUIPMENT       $4,068.00        $3,729.00
                                                                                  ---------        ---------
- ------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
- ------------------
  1044 COMPUTERWARE                     1 TRINITRON MONITOR--14" COLOR               529.00           476.00
  1008                                  1 APPLE MONITOR--12" MONOCHROME              199.00           179.00
- ------------------------------------------------------------------------------------------------------------
  1010 COMPUTERWARE (UNION BANK)        1 MAC IIsi CPU W/40MB HARD DRIVE II SI       899.00           824.00
  1084                                  1 MAC IIsi CPU W/40MB HARD DRIVE II SI       899.00           824.00
  1011                                  1 MAC IIsi CPU W/40MB HARD DRIVE II SI       899.00           824.00
  1007                                  1 MAC IIsi CPU W/40MB HARD DRIVE II SI       899.00           824.00
- ------------------------------------------------------------------------------------------------------------
  1009 PERIPHERAL LAND INCORPORATED     1 INFINITY EXTERNAL DRIVE                    590.00           541.00
- ------------------------------------------------------------------------------------------------------------
                                                  SUBTOTAL COMPUTER EQUIPMENT     $4,914.00        $4,492.00
                                                                                  ---------        ---------
                                                  GRAND TOTAL                    $40,650.40       $38,297.00
                                                                                 ----------       ----------

                                    ANNEX B

                             STIPULATED LOSS VALUES


Rental                        Stipulated Loss Value
Payment Date                  Percentage of Lessor's Cost
- ------------                  ---------------------------


         Thereafter ___________________________ *


         *If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of
Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than 25% of Lessor's Cost of the Units.

                                    ANNEX B
                               CALYPTE BIOMEDICAL
                             Stipulated Loss Values


                                                       Stipulated Loss Value
                    Rental                               as a Percentage of
                  Payment Date                             Lessor's Cost
               -----------------                        ------------------
(on or before)   1       Oct-93                              100.00
                 2       Nov-93                               99.89
                 3       Dec-93                               99.77
                 4       Jan-94                               99.66
                 5       Feb-94                               99.54
                 6       Mar-94                               99.43
                 7       Apr-94                               99.31
                 8       May-94                               99.20
                 9       Jun-94                               99.08
                10       Jul-94                               98.97
                11       Aug-94                               98.85
                12       Sep-94                               98.74
                13       Oct-94                               98.62
                14       Nov-94                               98.51
                15       Dec-94                               98.39
                16       Jan-95                               98.28
                17       Feb-95                               98.16
                18       Mar-95                               98.05
                19       Apr-95                               95.45
                20       May-95                               92.84
                21       Jun-95                               90.19
                22       Jul-95                               87.53
                23       Aug-95                               84.84
                24       Sep-95                               82.11
                25       Oct-95                               79.37
                26       Nov-95                               76.59
                27       Oct-95                               73.78
                28       Jan-96                               70.95
                29       Feb-96                               68.08
                30       Mar-96                               65.18
                31       Apr-96                               62.24
                32       May-96                               59.30
                33       Jun-96                               56.31
                34       Jul-96                               53.32
                35       Aug-96                               50.29
                36       Sep-96                               47.23
                37       Oct-96                               44.15
                38       Nov-96                               41.04
                39       Dec-96                               37.88
                40       Jan-97                               34.72
                41       Feb-97                               31.52
                42       Mar-97                               28.28
                43       Apr-97  and Thereafter               25.00

* If Lessee renews the Lease, the Stipulated Loss Value during any extended Term shall be an amount equal to the fair market value of the Units as at the end of the applicable initial lease term, as reasonably determined by Lessor, or in the event of disagreement between Lessor and Lessee, as determined by the independent appraiser selected under the provisions of Section 4(b) of the Lease; provided, however, that such Stipulated Loss Value shall not be less than 25% of Lessor's Cost of the Units.

                                    ANNEX C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                      NONE

NOTICE OF INTENDED TRANSFER AND LEASE BACK
RE: 1440 4TH ST. BERKELEY, CA 94710
SALE DATE: OCTOBER 2, 1993
CNS118716

                              PROOF OF PUBLICATION

STATE OF CALIFORNIA
Alameda County, ss

RONALD J. LEWIS              of said County,

does hereby certify

That he is and was during all times herein mentioned a citizen of the United States over the age of 21 years and neither a party to nor in anyway interested in the matter or action herein set forth and is and was competent to be a witness in said matter or action.

That he is now and at all times herein mentioned was the principal clerk of The Independent Berkeley Student Publishing Co., Inc., publishers of The Daily Californian which is and was at all times herein mentioned a newspaper of general circulation printed and published daily in the City of Berkeley, County of Alameda, State of California, and as such principal clerk, has now and at all times had charge of all legal notices and advertisements in said newspaper, that said The Daily Californian is now and was at all times herein mentioned a newspaper of general circulation as that term is defined by Section 6000 of the Government Code and as provided by said Section, is and at all of said times was published for the dissemination of local and telegraphic news and intelligence of a general character, having a bona fide subscription list of paying subscribers, and is not and at none of said times was devoted to the interests or published for the entertainment or instruction of a particular class, profession, trade, calling, race, or denomination, or for any number of such classes, professions, trades, callings, race, or denominations, that at all times said newspaper has been established, printed and published at regular intervals in said County and State, for more than one year preceding the date of the first publication of the notice herein mentioned, that said notice was set in type no smaller than nonpareil, and was preceded with words printed in black face type no smaller than nonpareil describing and expressing in general terms and purpose and character of the notice intended to be given.

THAT THE
NOTICE OF INTENDED TRANSFER AND LEASEBACK
RE; 1440 4TH ST. BERKELEY, CA 94710
SALE DATE: OCTOBER 2, 1993

of which the annexed is a printed copy, was published in said newspaper and not in any supplement thereof on the following dates to wit:

9/22/93

I certify (or declare) under penalty of perjury that the foregoing is true and correct.

Dated at Berkeley, California this 22ND day of SEPTEMBER 1993.


Signed      [SIG]
      ------------------------------------------------------------



                               NOTICE OF INTENDED
                             TRANSFER AND LEASEBACK

         Notice is hereby given that Calypte Biomedical Corporation, a California corporation, (the "Transferer"), whose address is 1440 Fourth Street, Berkeley, CA 94710, intends to transfer certain personal property to MMC/GATX Partnership No. 1, a California partnership (the "Intended Transferee") whose address is c/o GATX Capital Corporation, Four Embarcadero Center, Suite 2200, San Francisco, California 94111; and that said intended Transferee (Leasor) intends to leaseback to said Transferor (Leasee), the said personal property, a general description of which is as follows, to wit: certain scientific laboratory and test equipment, manufacturing equipment, tenant improvements, fixtures, furniture and personal property, including, without limitation, a portable aerosol photometer and generator, a biofuge 15 microcentrifuge, angle rotor, a microplate reader, portable softwall clean rooms, UA-6 detector, portable validator assy., probe assy., a calibrator, a steam generator, an HPLC inert protein purification system, Olympian generator-diesel engine liquid cooled, Aquastar titrator, Aquastar solid evaporator, stainless steel fabrication for cleanrooms, rubber base to cleanroom, pipes and sprinkler heads, faucet, and vinyl curtain wall panel.

         The personal property to be transferred shall be located at the premises of the Transferor at the following two locations: 1625 Harbor Bay Parkway, Technology Center at Harbor Bay, Alameda, CA 94501; and 1440 4th Street, Berkeley, CA 94710.

         Such sale and leaseback transaction is to be consummated on or after October 2, 1993. Dated: September 16, 1993.

                                                    MMC/GATX PARTNERSHIP NO. 1,
                                                    By GATX Capital Corporation,
                                                                        as Agent
                                                              By: David G. Mayer
                                                            Name: David G. Mayer
                                                      Title: Assistant Secretary
CNS 1118716

   This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to Section 9403 of the California Uniform Commercial Code.

- ----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)  (LESSEE)                                1A. SOCIAL SECURITY OR FEDERAL TAX NO.
                CALYPTE BIOMEDICAL CORPORATION
- ----------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                                           1C. CITY, STATE                   1D. ZIP CODE
                1440 FOURTH STREET                                                BERKELEY, CALIFORNIA              94710
- ----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR  (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                     2A. SOCIAL SECURITY OR FEDERAL TAX NO.

- ----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                           2C. CITY, STATE                   2D. ZIP CODE

- ----------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A. FEDERAL TAX NUMBER

- ----------------------------------------------------------------------------------------------------------------------------------
4. (LESSOR)          MMC/GATX PARTNERSHIP NO. I                                         4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              c/o GATX CAPITAL CORPORATION, AS AGENT                                 OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   FOUR EMBARCADERO CENTER, SUITE 2200
   CITY         SAN FRANCISCO        STATE      CALIFORNIA     ZIP CODE  94111
- ----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME                                                                                     OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS
   CITY                              STATE                     ZIP CODE
- ----------------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by Instruction 4).

   This filing is made for notice purposes only.  The parties acknowledge and agree that the Master Equipment Lease Agreement is a true lease and that, in accordance with Section 9-408 of the Uniform Commercial Code, the execution and filing of this Financing
   Statement shall not of itself be a factor or evidence to the contrary.  The parties acknowledge that the equipment and other property covered by this Financing Statement shall be personal property and shall not constitute fixtures for any purposes and that the execution of this Financing Statement shall not be used as evidence to the contrary.

   See also "Schedule 1 to the Financing Statement" attached hereto and incorporated herein by this reference.

- ----------------------------------------------------------------------------------------------------------------------------------
7. CHECK     [X]             7A. [X]  PRODUCTS OF COLLATERAL           7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                      ARE ALSO COVERED                     INSTRUCTION 5(a) ITEM:
                                                                           [ ] (1)         [ ] (2)         [ ] (3)         [ ] (4)
- ----------------------------------------------------------------------------------------------------------------------------------
8. CHECK     [X]
   IF APPLICABLE             [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105 (1) (n)
- ----------------------------------------------------------------------------------------------------------------------------------
9. CALYPTE BIOMEDICAL CORPORATION       DATE:  9/27/93          C       10. THIS SPACE FOR USE OF FILING OFFICER
                                                                O           (DATE, TIME, FILE NUMBER
   By:       [SIG]                                              D           AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)          Title:  CFO                  E
- ---------------------------------------------------------------------
CALYPTE BIOMEDICAL CORPORATION                                  1
TYPE OR PRINT NAME(S) OF DEBTOR(S)
- -------------------------------------------------------------   2

                                                                3

SIGNATURE(S) OF SECURED PARTY(IES)                              4
- -------------------------------------------------------------
MMC/GATX PARTNERSHIP NO. I                                      5
By:  GATX Capital Corporation, as Agent
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                     6
=============================================================
11. Return copy to:                                             7
NAME    /                                       /
ADDRESS         Robert F. McLaughlin                            8
CITY            Hosie, Wes, McLaughlin & Sacks
STATE           One Sansome Street, 14th Floor                  9
ZIP CODE        San Francisco, CA 94104
        /                                       /               0
=============================================================

                        FORM UCC-1--
                       Approved by the Secretary of State
==================================================================================================================================
(1)  FILING OFFICER COPY

                                [RECEIVED STAMP]

   This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to Section 9403 of the California Uniform Commercial Code.

- ----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)  (LESSEE)                                1A. SOCIAL SECURITY OR FEDERAL TAX NO.
                CALYPTE BIOMEDICAL CORPORATION
- ----------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                                           1C. CITY, STATE                   1D. ZIP CODE
                1440 FOURTH STREET                                                BERKELEY, CALIFORNIA              94710
- ----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR  (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                     2A. SOCIAL SECURITY OR FEDERAL TAX NO.

- ----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                           2C. CITY, STATE                   2D. ZIP CODE

- ----------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A. FEDERAL TAX NUMBER

- ----------------------------------------------------------------------------------------------------------------------------------
4. (LESSOR)          MMC/GATX PARTNERSHIP NO. I                                         4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              c/o GATX CAPITAL CORPORATION, AS AGENT                                 OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   FOUR EMBARCADERO CENTER, SUITE 2200
   CITY         SAN FRANCISCO        STATE      CALIFORNIA     ZIP CODE  94111
- ----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME                                                                                     OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS
   CITY                              STATE                     ZIP CODE
- ----------------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by Instruction 4).

   This filing is made for notice purposes only.  The parties acknowledge and agree that the Master Equipment Lease Agreement is a true lease and that, in accordance with Section 9-408 of the Uniform Commercial Code, the execution and filing of this Financing
   Statement shall not of itself be a factor or evidence to the contrary.  The parties acknowledge that the equipment and other property covered by this Financing Statement shall be personal property and shall not constitute fixtures for any purposes and that the execution of this Financing Statement shall not be used as evidence to the contrary.

   See also "Schedule 1 to the Financing Statement" attached hereto and incorporated herein by this reference.

- ----------------------------------------------------------------------------------------------------------------------------------
7. CHECK     [X]             7A. [X]  PRODUCTS OF COLLATERAL           7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                      ARE ALSO COVERED                     INSTRUCTION 5(a) ITEM:
                                                                           [ ] (1)         [ ] (2)         [ ] (3)         [ ] (4)
- ----------------------------------------------------------------------------------------------------------------------------------
8. CHECK     [X]
   IF APPLICABLE             [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105 (1) (n)
- ----------------------------------------------------------------------------------------------------------------------------------
9. CALYPTE BIOMEDICAL CORPORATION       DATE:  9/27/93          C       10. THIS SPACE FOR USE OF FILING OFFICER
                                                                O           (DATE, TIME, FILE NUMBER
   By:       [SIG]                                              D           AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)          Title:  CFO                  E
- ---------------------------------------------------------------------
CALYPTE BIOMEDICAL CORPORATION                                  1
TYPE OR PRINT NAME(S) OF DEBTOR(S)
- -------------------------------------------------------------   2

                                                                3

SIGNATURE(S) OF SECURED PARTY(IES)                              4
- -------------------------------------------------------------
MMC/GATX PARTNERSHIP NO. I                                      5                          [STAMP]
By:  GATX Capital Corporation, as Agent
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                     6
=============================================================
11. Return copy to:                                             7
NAME    /                                       /
ADDRESS         Robert F. McLaughlin                            8
CITY            Hosie, Wes, McLaughlin & Sacks
STATE           One Sansome Street, 14th Floor                  9
ZIP CODE        San Francisco, CA 94104
        /                                       /               0
=============================================================

                        FORM UCC-1--
                       Approved by the Secretary of State
==================================================================================================================================
(4)  FILE COPY--DEBTOR

                                 SCHEDULE 1 TO
                              FINANCING STATEMENT

          DEBTOR (Lessee): CALYPTE BIOMEDICAL CORPORATION
          SECURED PARTY (Lessor): MMC/GATX Partnership No. I

          ITEM 6: The items which shall constitute Lessor's equipment and other personal property under the Master Equipment Lease Agreement, dated as of August 20, 1993, as amended or supplemented from time to time (the "Lease"), between MMC/GATX Partnership No. I ("MMC/GATX"), and Calypte Biomedical Corporation ("Lessee," such term and other terms not defined herein having the meaning referred to in the Lease) and the Schedules to the Lease, are as follows:

          All right, title and interest of the Lessee in and to each and every Unit of equipment, tenant improvements, fixtures, software, parts, components or personal property covered by the Lease (including all Schedules executed in connection therewith) and as further described below (which such equipment, tenant improvements, fixtures, software, parts, components and personal property shall remain subject to the lien of the Lease until specifically released in writing) whether or not any such equipment, tenant improvements, fixtures, software, parts, components and personal property is thereafter purported to be sold, destroyed, released, subleased, assigned, conveyed, transferred or otherwise disposed of; together with all accessories, equipment, parts and appurtenances appertaining or attached to any of such equipment, tenant improvements, fixtures, software, parts, components or personal property, whether now owned or hereafter acquired, and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all of such equipment, tenant improvements, fixtures, software, parts, components or personal property, together with all the income, profits and avails therefrom and the proceeds thereof, including, without limitation, insurance payments and all proceeds from sales or other dispositions thereof.

          The Lease (including all schedules executed in connection therewith) is intended by the parties thereto to be a true lease. However, if notwithstanding the intent of the parties, the Lease is held to create a secured financing or lease for security, the Lessee shall be deemed to have granted to MMC/GATX a security interest in the above-described equipment and other property.

          The specific Units constituting equipment and personal property under Schedules 1, 2 and 3 to the Lease include, without limitation, the equipment and property set forth on the attached Annex A which is made a part hereof.

          The equipment and personal property set forth on the attached Annex A was sold by Lessee to Lessor prior to being leased by Lessor to Lessee.

Other Security:

          That certain Security Deposit and proceeds thereof under the Security Deposit Pledge Agreement, dated as of August 20, 1993, between MMC/GATX and Lessee.

22-Sep-93               CALYPTE BIOMEDICAL/SCHEDULE NO. 1               PAGE 1

                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710

ASSET                                                                                                                   COST OF
  #             VENDOR                          QTY     ITEM DESCRIPTION                        INVOICE #                 UNIT
- -----           ------                          ---     ----------------                        ---------              ---------
TENANT IMPROVEMENTS
- -------------------
R-027   4 PHASE ELECTRIC                                GENERATOR HOOKUP &                          1963                3,515.90
                                                        CLEANROOM POWER & LIGHTING
- --------------------------------------------------------------------------------------------------------------------------------
R-027   DELUCCHI SHEET METAL                            STAINLESS STEEL FABRICATION                42937                  162.00
                                                        FOR CLEANROOMS
- --------------------------------------------------------------------------------------------------------------------------------
R-027   DELUCCHI SHEET METAL                            STAINLESS STEEL FABRICATION                42936                  147.50
                                                        FOR CLEANRROMS
- --------------------------------------------------------------------------------------------------------------------------------
R-027   DELUCCHI SHEET METAL                            STAINLESS STEEL FABRICATION                42950                   92.00
                                                        FOR CLEANROOMS
- --------------------------------------------------------------------------------------------------------------------------------
R-027   LO HEATH                                        LABOR AND MATERIALS FOR                     1445                  281.00
                                                        PLUMBING SERVICES AS FOLLOWS:
                                                        RELOCATE 2 FIRE SPRINKLER HEADS
                                                        CAP 2 PVC PIPES
- --------------------------------------------------------------------------------------------------------------------------------
R-027   LO HEALTH                                       LABOR AND MATERIALS FOR                     1446                  118.50
                                                        PLUMBING SERVICES AS FOLLOWS:
                                                        REBUILD 1 CHICAGO LAB FAUCET
                                                        REPAIR LEAK UNDER LAB SINK
- --------------------------------------------------------------------------------------------------------------------------------
R-027   MICROCANTAMINATION                              INSTALLATION OF 1 TRAX IND.                  549                  100.00
        CONTROL SERVICES                                PRODUCTS VINYL CURTAIN WALL
                                                        PANEL; MOVE 1 FRAME SUPPORT 6"
- --------------------------------------------------------------------------------------------------------------------------------
R-027   PETER S. BERRY                                  MATERIALS AND LABOR TO                     15064                  180.00
                                                        RELOCATE CENTRIFUGE OUTLET
                                                        TO CLEANROOM
- --------------------------------------------------------------------------------------------------------------------------------
R-027   SAN BRUNO SHEET METAL                           INSTALLATION OF:                         4/21/93               12,870.00
                                                 1      7 1/2 TON HEAT PUMP
                                                 1      5 TON HEAT PUMP ON ROOF AREA
                                                        W/SPRING ICELATORS
                                                        ALL DUCT WORK W/RETURN &
                                                        SUPPLY DAMPERS
                                                        FARR GLIDE FILTER BOXES
                                                        SUPPLY OUTSIDE AIR W/SEPARATE FILTERS
                                                        REMOVE OLD SKYLIGHT & INSTALL
                                                        2 X 4 & PLYWOOD W/METAL COVER
- --------------------------------------------------------------------------------------------------------------------------------
R-027   SAN BRUNO SHEET METAL                           INSTALLED ALL DUCT WORK IN               4/30/93                8,865.00
                                                        CEILING AREA
- --------------------------------------------------------------------------------------------------------------------------------
R-027   TRAX INDUSTRIAL                          1      CUSTOM ANTI-STATIC SOFTWALL                 4536                1,046.00
        PRODUCTS                                        PANEL FOR CLEANROOM
- --------------------------------------------------------------------------------------------------------------------------------
M-027   4 PHASE ELECTRIC                                EMERGENCY POWER SET-UP                   4/21/93                5,250.00
- --------------------------------------------------------------------------------------------------------------------------------
M-026   J&M ENTERPRISES                                 PHASE III-WAREHOUSE                       1440.1                5,385.00
- --------------------------------------------------------------------------------------------------------------------------------
                                                        GRAND TOTAL                                                   $38,012.90
                                                                                                                      ==========

22-Sep-93              CALYPTE BIOMEDICAL/SCHEDULE NO. 2               PAGE 1

                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710


ASSET                                                                                                                   COST OF
  #             VENDOR            QTY       ITEM DESCRIPTION             MODEL #     PO #    INVOICE #   SERIAL #         UNIT
- -----    ---------------------   -----  ------------------------        ---------   ------   ---------   --------       ---------
LAB EQUIPMENT
- -------------
1065     AIR TECHNIQUES            1    PARTICULATE DET. UNIT -          TDA-2E     10181     6276       10065           5,690.00
                                        PORTABLE AEROSOL PHOTOMETER
                                        WITH PARTS
                                   1    PORTABLE AEROSOL GENERATOR       TDA-4A                          9912            1,250.00
- ---------------------------------------------------------------------------------------------------------------------------------
1112     BAXTER                    1    BIOFUGE 15 MICROCENTRIFUGE                  10288     9014760                    1,552.50
                                   1    ANGLE ROTOR                                                                        240.00
- ---------------------------------------------------------------------------------------------------------------------------------
1051     BIO-TEK                   1    MICROPLATE READER                EL312      10189     118914     85259           5,800.00
- ---------------------------------------------------------------------------------------------------------------------------------
R-027    ENVIROFLEX                1    PORTABLE SOFTWALL CLEAN                     10024     DEPOSIT                    7,430.00
                                        ROOM 16' X 10'; 4 HEPA; 3 LIGHTS                      1025
                                   1    PORTABLE SOFTWALL CLEAN                               1031                       7,019.00
                                        ROOM 14' X 12'; 3 HEPA; 3 LIGHTS
                                   1    PORTABLE SOFTWALL CLEAN                                                          6,732.00
                                        ROOM 12' X 11'; 3 HEPA; 3 LIGHTS
- ---------------------------------------------------------------------------------------------------------------------------------
1123     ISCO                      1    UA-6 DETECTOR WITH TYPE 11                  10430     190666-00                  3,500.00
                                        OPTICAL UNIT
                                   1    DIVERTER VALVE                                                                     275.00
- ---------------------------------------------------------------------------------------------------------------------------------
         KAYE INSTRUMENTS          1    PORTABLE VALIDATOR ASSY.                    10294     53652                      8,000.00
                                   1    D4 PLUS ANALOG PANEL ASSY.                                                         820.00
                                   1    PROBE ASSY.                                                                      1,950.00
- ---------------------------------------------------------------------------------------------------------------------------------
         KAYE INSTRUMENTS          1    CALIBRATOR - 115V                LTR-50     10294     53829                      5,500.00
- ---------------------------------------------------------------------------------------------------------------------------------
         MED-EQUIP                 1    STEAM GENERATOR                             9291      5648       N3-13378       13,000.00
                                        STAINLESS STEEL
- ---------------------------------------------------------------------------------------------------------------------------------
1054     MILLIPORE                 1    HPLC INERT PROTEIN               625 LC     10115     719923                    24,109.00
                                        PURIFICATION SYSTEM
                                   1    WATERS FRACTION COLLECTOR        486                                             3,314.60
                                   1    DUAL PEN RECORDER                SE-120                                          2,009.70
- ---------------------------------------------------------------------------------------------------------------------------------
1054     MILLIPORE                 1    AP MINICOLUM 5MM X 100MM                    10115     719237                       215.30
                                   1    DIVERTER VALVE                                                                     301.40
- ---------------------------------------------------------------------------------------------------------------------------------
1114     PETERSON POWER SYSTEM     1    OLYMPIAN GENERATOR - DIESEL      CD075      10087     E099301    2007042        15,276.18
                                        ENGINE LIQUID COOLED
1115                               1    OLYMPIAN DOUBLE WALL TANK        CTS020Y                         93A01704W       2,486.82
- ---------------------------------------------------------------------------------------------------------------------------------
1052     SHANDON UPSHAW            1    CYTOSPIN 3 (SLIDE MAKING                    10196     3575830                    4,995.00
                                        APPARATUS)
- ---------------------------------------------------------------------------------------------------------------------------------
1113     SIERRA INSTRUMENTS        1    HOT WIRE ANEMOMETER              634        10519     41849      18593           1,675.00
- ---------------------------------------------------------------------------------------------------------------------------------
1088     TERRA UNIVERSAL           1    DESICCATOR CHAMBER                          10247     19065                      2,088.00
                                        PLEXIGLASS 45" X 24" X 60", 10
                                        DOORS - HERMETICALLY SEALED
                                   56   PLEXIGLASS SHELF W/80W GUARD                                                       840.00
                                   1    STAND; 3" H, STEEL                                                                 198.00
                                   4    CASTER WITH BRAKE                                                                  128.00
- ---------------------------------------------------------------------------------------------------------------------------------
1039     VWR                       2    ROTARY CULTURE APPARATUS DECK               10117    5E-07                         910.80
- ---------------------------------------------------------------------------------------------------------------------------------
1111     VWR                       1    WHEATON ROTARY CULTURE BASE                 10249    5E-07                       1,311.00
                                   4    ROTARY CULTURE DECK                                                              1,548.00
- ---------------------------------------------------------------------------------------------------------------------------------

22-Sep-93              CALYPTE BIOMEDICAL/SCHEDULE NO. 2               PAGE 2

                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710


ASSET                                                                                                                   COST OF
  #             VENDOR            QTY       ITEM DESCRIPTION             MODEL #     PO #    INVOICE #   SERIAL #         UNIT
- -----    ---------------------   -----  ------------------------        ---------   ------   ---------   --------       ---------
1109      VWR                     1     AQUASTAR TITRATOR                C2000      10363     5E-07                     5,328.00
                                  1     AQUASTAR SOLID EVAPORATOR        EV-ST                                          4,496.00
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                           SUBTOTAL LAB EQUIPMENT    $139,989.30
                                                                                                                     -----------
- ---------------------------------------------------------------------------------------------------------------------------------
FURNITURE
- ---------

1074      AC PAPER                1     FILE - 4 DR LATERAL; HON; LEGAL;            10238     110120                      629.00
                                        PUTTY
- ---------------------------------------------------------------------------------------------------------------------------------
1086      NORLAB HANSON           2     LAB BENCHES; PROTABLE; TABLES                10411    1621                      2,979.00
1087                                    AND SHELVES, BEIGE
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                               SUBTOTAL FURNITURE      $3,608.00
                                                                                                                       ---------
- ---------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
- ------------------
1120      COMPUTERWARE            1     CENTRIS 610 CPU W/80 MB                      10542    500492    F2319LHBCN2     1,597.00
                                        HARDDRIVE WITH 4MB MEMORY &
                                        APPLE KEYBOARD II
- ---------------------------------------------------------------------------------------------------------------------------------
1117      COMPUTERWARE            1     CENTRIS 610 CPU W/80 MB                      10549    500589    F2314LAXCN2     1,398.00
                                        HARDDRIVE AND APPLE KEYBOARD
- ---------------------------------------------------------------------------------------------------------------------------------
1081      FUTURE NOW              1     SEIKO MONITOR - 14" COLOR       CM1445       10381    368215    27M52738          480.00
- ---------------------------------------------------------------------------------------------------------------------------------
1121      FUTURE NOW              1     SEIKO MONITOR - 14" COLOR       CM1445       10548    S0400477  26M50938          480.00
1118                              1     SEIKO MONITOR - 14" COLOR       CM1445                          27M56938          480.00
- ---------------------------------------------------------------------------------------------------------------------------------
1082      MAC PRO SYSTEMS         1     MAC IISI  40/3                               10380    JW0279    FC2252XTC56       838.95
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                              SUBTOTAL COMPUTERS       $5,273.95
                                                                                                                       ---------

                                                                                                     GRAND TOTAL     $148,871.25
                                                                                                                     ===========

22-Sep-93               CALYPTE BIOMEDICAL/SCHEDULE NO. 3              PAGE 1

                                    ANNEX A
                             ALL UNITS LOCATED AT:
                               1440 FOURTH STREET
                               BERKELEY, CA 94710

ASSET                                                                                                            COST OF     NBV
  #      VENDOR                QTY  ITEM DESCRIPTION                   MODEL #     PO #  INVOICE #  SERIAL #      UNIT       COST
- -----    ------                ---  ----------------                   -------     ----  ---------  --------    --------    -----
LAB EQUIPMENT
- -------------
1034 COLE-PARMER                  1 SCALE MIXER, STIR PAK 115 W/                   10012  1500795  M92002749       721.00     692.00
                                    CONTROLLER, MOTOR, SUPPORT
                                    PLATFORM, PIVOT MOUNT & CLAMP
- ------------------------------------------------------------------------------------------------------------------------------------
1067 FISHER                       1 CORROSIVE SAFETY CABINET                        9768   982505                  405.00     384.00
- ------------------------------------------------------------------------------------------------------------------------------------
1016 FISHER                       1 PH METER                            340        10001  1428579                  495.30     464.00
- ------------------------------------------------------------------------------------------------------------------------------------
1038 FORMA                        1 INCUBATOR-REACH IN LARGE                        9906  2375900      36069     6,028.00   5,777.00
                                    CAPACITY 32 C.F.
                                  1 RECORDER                                                                       719.00     659.00
- ------------------------------------------------------------------------------------------------------------------------------------
1036 HARRIS MANUFACTURING         1 FREEZER CHEST -50C                              9976    49995 P23C-136269-P1 3,194.00   3,088.00
- ------------------------------------------------------------------------------------------------------------------------------------
1040 SCIENTIFIC INSTRUMENTS       1 OLYMPUS MICROSCOPE-                            10025    78497               13,829.00  13,253.00
                                    FLUORESCENT WITH ACCESSORIES
- ------------------------------------------------------------------------------------------------------------------------------------
1039 VWR                          1 WHEATON ROTARY CULTURE BASE                     9996 45976860                1,249.00   1,186.00
                                  1 ROTARY CULTURE DECK                                                            379.00     354.00
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                SUBTOTAL LAB EQUIPMENT         $27,019.30 $25,827.00
                                                                                                               ---------------------
- ------------------------------------------------------------------------------------------------------------------------------------
FURNITURE
- ---------
1024 AC PAPER & SUPPLY            1 SCHWAB INSULATE LEGAL FILE          4CFC-5000   9940   106317                  929.25     852.00
                                    CABINET 4 DRAWER PUTTY
- ------------------------------------------------------------------------------------------------------------------------------------
1022 AC PAPER                     1 FILE CABINET-INSULATED 4DR                      9940   107401                  445.00     408.00
                                    LATERAL; PUTTY LEGAL
- ------------------------------------------------------------------------------------------------------------------------------------
AS-008 CVL INSTALLATIONS          2 HERMAN MILLER WORKSTATIONS                     10133   4/6/93                2,500.00   2,292.00
                                    8' X 10' FOR FAX & PRINTER; GRAY
- ------------------------------------------------------------------------------------------------------------------------------------
1013 SAM CLAR OFFICE FURNITURE    1 DESK-WOOD 38X72 USED                            9926    41118                  299.95     270.00
1014                              1 CREDENZA-WOOD USED                                                             299.95     270.00
1042                              1 FILE-2 DR LATERAL WOOD                                                         174.95     157.00
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                SUBTOTAL FURNITURE              $4,649.10  $4,249.00
                                                                                                                --------------------
- ------------------------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT
- ----------------
1041 TAYLOR MADE                  1 CANNON PLAIN PAPER FAX              L775       10010 PUR. SPEC.              4,068.00   3,729.00
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                SUBTOTAL OFFICE EQUIPMENT       $4,068.00  $3,729.00
- ------------------------------------------------------------------------------------------------------------------------------------
COMPUTER EQUIPMENT
- ------------------
1044 COMPUTERWARE                 1 TRINITRON MONITOR-14" COLOR                     9931   679050   S1237RK04      529.00     476.00
1008                              1 APPLE MONITOR-12" MONOCHROME                                  SG2341VVC97      199.00     179.00
- ------------------------------------------------------------------------------------------------------------------------------------
1010 COMPUTERWARE (UNION BANK)    1 MAC IIsi CPU W/40MB HARD DRIVE II SI            9859   878183 FC2234C1C56      899.00     824.00
1084                              1 MAC IIsi CPU W/40MB HARD DRIVE II SI                          FC22347FC56      899.00     824.00
1011                              1 MAC IIsi CPU W/40MB HARD DRIVE II SI                          FC22335YC56      899.00     824.00
1007                              1 MAC IIsi CPU W/40MB HARD DRIVE II SI                          FC22347BC56      899.00     824.00
- ------------------------------------------------------------------------------------------------------------------------------------
1009 PERIPHERAL LAND INCORPORATED 1 INFINITY EXTERNAL DRIVE             88-R/W44    9898    94549       16055      590.00     541.00
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                SUBTOTAL COMPUTER EQUIPMENT     $4,914.00  $4,492.00
                                                                                                                --------------------
                                                                                         GRAND TOTAL           $40,650.40 $38.297.00
                                                                                                               =====================

   This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to Section 9403 of the California Uniform Commercial Code.

- ----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)  (TRANSFEROR)                            1A. SOCIAL SECURITY OR FEDERAL TAX NO.
                CALYPTE BIOMEDICAL CORPORATION
- ----------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                                           1C. CITY, STATE                   1D. ZIP CODE
                1440 FOURTH STREET                                                BERKELEY, CALIFORNIA              94710
- ----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR  (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                     2A. SOCIAL SECURITY OR FEDERAL TAX NO.

- ----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                           2C. CITY, STATE                   2D. ZIP CODE

- ----------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A. FEDERAL TAX NUMBER

- ----------------------------------------------------------------------------------------------------------------------------------
4. (TRANSFEREE)      MMC/GATX PARTNERSHIP NO. I                                         4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              c/o GATX CAPITAL CORPORATION, AS AGENT                                 OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   FOUR EMBARCADERO CENTER, SUITE 2200
   CITY         SAN FRANCISCO        STATE      CALIFORNIA     ZIP CODE  94111
- ----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME                                                                                     OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS
   CITY                              STATE                     ZIP CODE
- ----------------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by Instruction 4).

   See Exhibit A attached hereto and incorporated herein by this reference.

- ----------------------------------------------------------------------------------------------------------------------------------
7. CHECK     [X]             7A. [X]  PRODUCTS OF COLLATERAL           7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                      ARE ALSO COVERED                     INSTRUCTION 5(a) ITEM:
                                                                           [ ] (1)         [ ] (2)         [ ] (3)         [ ] (4)
- ----------------------------------------------------------------------------------------------------------------------------------
8. CHECK     [X]
   IF APPLICABLE             [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105 (1) (n)
- ----------------------------------------------------------------------------------------------------------------------------------
9. CALYPTE BIOMEDICAL CORPORATION       DATE:  9/27/93          C       10. THIS SPACE FOR USE OF FILING OFFICER
                                                                O           (DATE, TIME, FILE NUMBER
   By:       [SIG]                                              D           AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)          Title:  CFO                  E
- ---------------------------------------------------------------------
CALYPTE BIOMEDICAL CORPORATION                                  1
TYPE OR PRINT NAME(S) OF DEBTOR(S)
- -------------------------------------------------------------   2

                                                                3

SIGNATURE(S) OF SECURED PARTY(IES)                              4
- -------------------------------------------------------------
MMC/GATX PARTNERSHIP NO. I                                      5
By:  GATX Capital Corporation, as Agent
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                     6
=============================================================
11. Return copy to:                                             7
NAME    /                                       /
ADDRESS         Robert F. McLaughlin                            8
CITY            Hosie, Wes, McLaughlin & Sacks
STATE           One Sansome Street, 14th Floor                  9
ZIP CODE        San Francisco, CA 94104
        /                                       /               0
=============================================================

                        FORM UCC-1--
                       Approved by the Secretary of State
==================================================================================================================================
(1)  FILING OFFICER COPY



                                [RECEIVED STAMP]

   This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to Section 9403 of the California Uniform Commercial Code.

- ----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)  (TRANSFEROR)                            1A. SOCIAL SECURITY OR FEDERAL TAX NO.
                CALYPTE BIOMEDICAL CORPORATION
- ----------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                                           1C. CITY, STATE                   1D. ZIP CODE
                1440 FOURTH STREET                                                BERKELEY, CALIFORNIA              94710
- ----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR  (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                     2A. SOCIAL SECURITY OR FEDERAL TAX NO.

- ----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                           2C. CITY, STATE                   2D. ZIP CODE

- ----------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A. FEDERAL TAX NUMBER

- ----------------------------------------------------------------------------------------------------------------------------------
4. (TRANSFEREE)      MMC/GATX PARTNERSHIP NO. I                                         4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              c/o GATX CAPITAL CORPORATION, AS AGENT                                 OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   FOUR EMBARCADERO CENTER, SUITE 2200
   CITY         SAN FRANCISCO        STATE      CALIFORNIA     ZIP CODE  94111
- ----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME                                                                                     OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS
   CITY                              STATE                     ZIP CODE
- ----------------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by Instruction 4).

   See Exhibit A attached hereto and incorporated herein by this reference.

- ----------------------------------------------------------------------------------------------------------------------------------
7. CHECK     [X]             7A. [X]  PRODUCTS OF COLLATERAL           7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                      ARE ALSO COVERED                     INSTRUCTION 5(a) ITEM:
                                                                           [ ] (1)         [ ] (2)         [ ] (3)         [ ] (4)
- ----------------------------------------------------------------------------------------------------------------------------------
8. CHECK     [X]
   IF APPLICABLE             [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105 (1) (n)
- ----------------------------------------------------------------------------------------------------------------------------------
9. CALYPTE BIOMEDICAL CORPORATION       DATE:  9/27/93          C       10. THIS SPACE FOR USE OF FILING OFFICER
                                                                O           (DATE, TIME, FILE NUMBER
   By:       [SIG]                                              D           AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)          Title:  CFO                  E
- ---------------------------------------------------------------------
CALYPTE BIOMEDICAL CORPORATION                                  1
TYPE OR PRINT NAME(S) OF DEBTOR(S)
- -------------------------------------------------------------   2

                                                                3

SIGNATURE(S) OF SECURED PARTY(IES)                              4
- -------------------------------------------------------------
MMC/GATX PARTNERSHIP NO. I                                      5                           [STAMP]
By:  GATX Capital Corporation, as Agent
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                     6
=============================================================
11. Return copy to:                                             7
NAME    /                                       /
ADDRESS         Robert F. McLaughlin                            8
CITY            Hosie, Wes, McLaughlin & Sacks
STATE           One Sansome Street, 14th Floor                  9
ZIP CODE        San Francisco, CA 94104
        /                                       /               0
=============================================================

                        FORM UCC-1--
                       Approved by the Secretary of State
==================================================================================================================================
(4  FILE COPY--DEBTOR

                                  EXHIBIT A TO
                              FINANCING STATEMENT

DEBTOR (Transferor):                 Calypte Biomedical Corporation
SECURED PARTY (Transferee):          MMC/GATX Partnership No. I


ITEM 6
                               NOTICE OF INTENDED
                                  TRANSFER AND
                                   LEASEBACK


         Notice is hereby given that Calypte Biomedical Corporation, a California corporation, (the "Transferor"), whose address is 1440 Fourth Street, Berkeley, CA 94710, intends to transfer certain personal property to MMC/GATX Partnership No. I, a California partnership (the "Intended Transferee") whose address is c/o GATX Capital Corporation, Four Embarcadero Center, Suite 2200, San Francisco, California 94111; and that said intended Transferee (Lessor) intends to leaseback to said Transferor (Lessee), the said personal property, a general description of which is as follows, to wit: certain scientific laboratory and test equipment, manufacturing equipment, tenant improvements, fixtures, furniture and personal property, including, without limitation, a portable aerosol photometer and generator, a biofuge 15 microcentrifuge, angle rotor, a microplate reader, portable softwall clean rooms, UA-6 detector, portable validator assy., probe assy., a calibrator, a steam generator, an HPLC inert protein purification system, Olympian generator-diesel engine liquid cooled, Aquastar titrator, Aquastar solid evaporator, stainless steel fabrication for cleanrooms, rubber base to cleanroom, pipes and sprinkler heads, faucet, and vinyl curtain wall panel.

         The personal property to be transferred shall be located at the premises of the Transferor at the following two locations:

         1625 Harbor Bay Parkway, Technology Center at Harbor Bay, Alameda, CA 94501; and

         1440 4th Street, Berkeley, CA 94710.

         Such sale and leaseback transaction is to be consummated on or after October 2, 1993.

                                                                  FIXTURE FILING

   This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to Section 9403 of the California Uniform Commercial Code.

- ----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)  (LESSEE)                                1A. SOCIAL SECURITY OR FEDERAL TAX NO.
                CALYPTE BIOMEDICAL CORPORATION
- ----------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                                           1C. CITY, STATE                   1D. ZIP CODE
                1440 FOURTH STREET                                                BERKELEY, CALIFORNIA              94710
- ----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR  (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                     2A. SOCIAL SECURITY OR FEDERAL TAX NO.

- ----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                           2C. CITY, STATE                   2D. ZIP CODE

- ----------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A. FEDERAL TAX NUMBER

- ----------------------------------------------------------------------------------------------------------------------------------
4. (LESSOR)          MMC/GATX PARTNERSHIP NO. I                                         4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              c/o GATX CAPITAL CORPORATION, AS AGENT                                 OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   FOUR EMBARCADERO CENTER, SUITE 2200
   CITY         SAN FRANCISCO        STATE      CALIFORNIA     ZIP CODE  94111
- ----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME                                                                                     OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS
   CITY                              STATE                     ZIP CODE
- ----------------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by Instruction 4).

   This filing is made for notice purposes only.  The parties acknowledge and agree that the Master Equipment Lease Agreement is a true lease and that, in accordance with Section 9-408 of the Uniform Commercial Code, the execution and filing of this Financing
   Statement shall not of itself be a factor or evidence to the contrary.

   See also "Schedule 1 to the Financing Statement" attached hereto and incorporated herein by this reference.

   This is a fixture filing.

- ----------------------------------------------------------------------------------------------------------------------------------
7. CHECK     [X]             7A. [X]  PRODUCTS OF COLLATERAL           7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                      ARE ALSO COVERED                     INSTRUCTION 5(a) ITEM:
                                                                           [ ] (1)         [ ] (2)         [ ] (3)         [ ] (4)
- ----------------------------------------------------------------------------------------------------------------------------------
8. CHECK     [X]
   IF APPLICABLE             [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105 (1) (n)
- ----------------------------------------------------------------------------------------------------------------------------------
9. CALYPTE BIOMEDICAL CORPORATION       DATE:  9/27/93          C       10. THIS SPACE FOR USE OF FILING OFFICER
                                                                O           (DATE, TIME, FILE NUMBER
   By:       [SIG]                                              D           AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)          Title:  CFO                  E
- ---------------------------------------------------------------------
CALYPTE BIOMEDICAL CORPORATION                                  1
TYPE OR PRINT NAME(S) OF DEBTOR(S)
- -------------------------------------------------------------   2

                                                                3

SIGNATURE(S) OF SECURED PARTY(IES)                              4
- -------------------------------------------------------------
MMC/GATX PARTNERSHIP NO. I                                      5                             [STAMP]
By:  GATX Capital Corporation, as Agent
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                     6
=============================================================
11. Return copy to:                                             7
NAME    /            RETURN TO:                          /
ADDRESS    CALIFORNIA LENDERS' & ATTORNEYS' SERVICES            8
CITY       1000 G Street, Suite 225
STATE      Sacramento, CA 95814   (916) 447-6237                9
ZIP CODE   Toll Free in California Only:  (800) 952-5696
        /       Account Number  2860 06W                 /      0
=============================================================
Filing Officer is requested to note file number, date and
hour of filing on this copy and return to the above party.
                           FORM UCC-1--
                           Approved by the Secretary of State
==================================================================================================================================
(1)  FILING OFFICER COPY--ACKNOWLEDGEMENT

                                                                  FIXTURE FILING

   This FINANCING STATEMENT is presented for filing and will remain effective with certain exceptions for a period of five years from the date of filing pursuant to Section 9403 of the California Uniform Commercial Code.

- ----------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)  (LESSEE)                                1A. SOCIAL SECURITY OR FEDERAL TAX NO.
                CALYPTE BIOMEDICAL CORPORATION
- ----------------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                                           1C. CITY, STATE                   1D. ZIP CODE
                1440 FOURTH STREET                                                BERKELEY, CALIFORNIA              94710
- ----------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR  (IF ANY)  (LAST NAME FIRST--IF AN INDIVIDUAL)                     2A. SOCIAL SECURITY OR FEDERAL TAX NO.

- ----------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                                           2C. CITY, STATE                   2D. ZIP CODE

- ----------------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES  (IF ANY)                                             3A. FEDERAL TAX NUMBER

- ----------------------------------------------------------------------------------------------------------------------------------
4. (LESSOR)          MMC/GATX PARTNERSHIP NO. I                                         4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME              c/o GATX CAPITAL CORPORATION, AS AGENT                                 OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   FOUR EMBARCADERO CENTER, SUITE 2200
   CITY         SAN FRANCISCO        STATE      CALIFORNIA     ZIP CODE  94111
- ----------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY  (IF ANY)                                                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
   NAME                                                                                     OR BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS
   CITY                              STATE                     ZIP CODE
- ----------------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by Instruction 4).

   This filing is made for notice purposes only.  The parties acknowledge and agree that the Master Equipment Lease Agreement is a true lease and that, in accordance with Section 9-408 of the Uniform Commercial Code, the execution and filing of this Financing
   Statement shall not of itself be a factor or evidence to the contrary.

   See also "Schedule 1 to the Financing Statement" attached hereto and incorporated herein by this reference.

   This is a fixture filing.

- ----------------------------------------------------------------------------------------------------------------------------------
7. CHECK     [X]             7A. [X]  PRODUCTS OF COLLATERAL           7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
   IF APPLICABLE                      ARE ALSO COVERED                     INSTRUCTION 5(a) ITEM:
                                                                           [ ] (1)         [ ] (2)         [ ] (3)         [ ] (4)
- ----------------------------------------------------------------------------------------------------------------------------------
8. CHECK     [X]
   IF APPLICABLE             [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105 (1) (n)
- ----------------------------------------------------------------------------------------------------------------------------------
9. CALYPTE BIOMEDICAL CORPORATION       DATE:  9/27/93          C       10. THIS SPACE FOR USE OF FILING OFFICER
                                                                O           (DATE, TIME, FILE NUMBER
   By:       [SIG]                                              D           AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)          Title:  CFO                  E
- ---------------------------------------------------------------------
CALYPTE BIOMEDICAL CORPORATION                                  1
TYPE OR PRINT NAME(S) OF DEBTOR(S)
- -------------------------------------------------------------   2

                                                                3

SIGNATURE(S) OF SECURED PARTY(IES)                              4
- -------------------------------------------------------------
MMC/GATX PARTNERSHIP NO. I                                      5                           [STAMP]
By:  GATX Capital Corporation, as Agent
TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                     6
=============================================================
11. Return copy to:                                             7
NAME    /            RETURN TO:                          /
ADDRESS    CALIFORNIA LENDERS' & ATTORNEYS' SERVICES            8
CITY       1000 G Street, Suite 225
STATE      Sacramento, CA 95814   (916) 447-6237                9
ZIP CODE   Toll Free in California Only:  (800) 952-5696
        /       Account Number  2860 06W                 /      0
=============================================================
                           FORM UCC-1--
                          Approved by the Secretary of State
==================================================================================================================================
(4)  FILE COPY--DEBTOR

                                 SCHEDULE 1 TO
                              FINANCING STATEMENT
                                (FIXTURE FILING)

         DEBTOR (Lessee):                  CALYPTE BIOMEDICAL CORPORATION
         SECURED PARTY (Lessor):           MMC/GATX Partnership No. I

Item 6: The items which shall constitute Lessor's equipment and other personal property under the Master Equipment Lease Agreement, dated as of August 20, 1993, as amended or supplemented from time to time (the "Lease"), between MMC/GATX Partnership No. I ("MMC/GATX"), and Calypte Biomedical Corporation ("Lessee," such term and other terms not defined herein having the meaning referred to in the Lease) and the Schedules to the Lease, are as follows:

         All right, title and interest of the Lessee in and to each and every Unit of equipment, tenant improvements, fixtures, software, parts, components or personal property covered by the Lease (including all Schedules executed in connection therewith) and as further described below (which such equipment, tenant improvements, fixtures, software, parts, components and personal property shall remain subject to the lien of the Lease until specifically released in writing) whether or not any such equipment, tenant improvements, fixtures, software, parts, components and personal property is thereafter purported to be sold, destroyed, released, subleased, assigned, conveyed, transferred or otherwise disposed of; together with all accessories, equipment, parts and appurtenances appertaining or attached to any of such equipment, tenant improvements, fixtures, software, parts, components or personal property, whether now owned or hereafter acquired, and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all of such equipment, tenant improvements, fixtures, software, parts, components or personal property; together with all the income, profits and avails therefrom and the proceeds thereof, including, without limitation, insurance payments and all proceeds from sales or other dispositions thereof.

         The Lease (including all schedules executed in connection therewith) is intended by the parties thereto to be a true lease. However, if notwithstanding the intent of the parties, the Lease is held to create a secured financing or lease for security, the Lessee shall be deemed to have granted to MMC/GATX a security interest in the above-described equipment and other property.

         The specific Units constituting equipment and personal property under
Schedule 1 include, without limitation, the equipment and property set forth on the attached Annex A which is made a part hereof.

         The above goods are, or may become, fixtures on the real property described in Schedule 2 to this financing statement, commonly known as 1440 Fourth Street, Berkeley, California 94710.

         This financing statement is to be recorded in the real estate records of the County of Alameda.

         The name of the record owner of the real property is G&G Properties.

         The equipment and personal property set forth on the attached Annex A was sold by Lessee to Lessor prior to being leased by Lessor to Lessee.

Other Security:

         That certain Security Deposit and proceeds thereof under the Security Deposit Pledge Agreement, dated as of August 20, 1993, between MMC/GATX and Lessee.

22-Sep-93             CALYPTE BIOMEDICAL/SCHEDULE NO. 1                   PAGE 1

                                   ANNEX A
                            ALL UNITS LOCATED AT:
                              1440 FOURTH STREET
                              BERKELEY, CA 94710

ASSET                                                                                                    COST OF
  #             VENDOR                 QTY      ITEM DESCRIPTION                    INVOICE #             UNIT
- -----           ------                 ---      ----------------                    ---------            -------
TENANT IMPROVEMENTS
- -------------------
R-027           4 PHASE ELECTRIC          GENERATOR HOOKUP &                        1963                3,515.90
                                          CLEANROOM POWER & LIGHTING
- ----------------------------------------------------------------------------------------------------------------
R-027           DELUCCHI SHEET METAL      STAINLESS STEEL FABRICATION               42937                 162.00
                                          FOR CLEANROOMS
- ----------------------------------------------------------------------------------------------------------------
R-027           DELUCCHI SHEET METAL      STAINLESS STEEL FABRICATION               42936                 147.50
                                          FOR CLEANROOMS
- ----------------------------------------------------------------------------------------------------------------
R-027           DELUCCHI SHEET METAL      STAINLESS STEEL FABRICATION               42950                  92.00
                                          FOR CLEANROOMS
- ----------------------------------------------------------------------------------------------------------------
R-027           LO HEATH                  LABOR AND MATERIALS FOR                   1445                  281.00
                                          PLUMBING SERVICES AS FOLLOWS:
                                          RELOCATE 2 FIRE SPRINKLER HEADS
                                          CAP 2 PVC PIPES
- ----------------------------------------------------------------------------------------------------------------
R-027           LO HEATH                  LABOR AND MATERIALS FOR                   1446                  118.50
                                          PLUMBING SERVICES AS FOLLOWS:
                                          REBUILD 1 CHICAGO LAB FAUCET
                                          REPAIR LEAK UNDER LAB SINK
- ----------------------------------------------------------------------------------------------------------------
R-027           MICROCANTAMINATION        INSTALLATION OF 1 TRAX IND.               549                   100.00
                CONTROL SERVICES          PRODUCTS VINYL CURTAIN WALL
                                          PANEL; MOVE 1 FRAME SUPPORT 6"
- ----------------------------------------------------------------------------------------------------------------
R-027           PETER S. BERRY            MATERIALS AND LABOR TO                    15064                 180.00
                                          RELOCATE CENTRIFUGE OUTLET
                                          TO CLEANROOM
- ----------------------------------------------------------------------------------------------------------------
R-027           SAN BRUNO SHEET METAL     INSTALLATION OF:                          4/21/93            12,870.00
                                        1 7-1/2 TON HEAT PUMP
                                        1 5 TON HEAT PUMP ON ROOF AREA
                                          W/SPRING ICELATORS
                                          ALL DUCT WORK W/RETURN &
                                          SUPPLY DAMPERS
                                          FARR GLIDE FILTER BOXES
                                          SUPPLY OUTSIDE AIR W/SEPARATE FILTERS
                                          REMOVE OLD SKYLIGHT & INSTALL
                                          2 X 4 & PLYWOOD W/METAL COVER
- ----------------------------------------------------------------------------------------------------------------
R-027           SAN BRUNO SHEET METAL     INSTALLED ALL DUCT WORK IN                4/30/93             8,865.00
                                          CEILING AREA
- ----------------------------------------------------------------------------------------------------------------
R-027           TRAX INDUSTIAL          1 CUSTOM ANTI-STATIC SOFTWALL               4536                1,046.00
                PRODUCTS                  PANEL FOR CLEANROOM
- ----------------------------------------------------------------------------------------------------------------
M-027           4 PHASE ELECTRIC          EMERGENCY POWER SET-UP                    4/21/93             5,250.00
- ----------------------------------------------------------------------------------------------------------------
M-026           J&M ENTERPRISES           PHASE III--WAREHOUSE                      1440.1              5,385.00
- ----------------------------------------------------------------------------------------------------------------
                                          GRAND TOTAL                                                 $38,012.90
                                                                                                      ==========

                                                  CALIFORNIA LENDERS'
                                                AND ATTORNEYS' SERVICES
                                                1000 G STREET, SUITE 225
                                                  SACRAMENTO, CA 95814

                      AMENDMENT NO. 1 TO LEASE & SCHEDULE

                                 SCHEDULE NO. 4


         This Schedule No. 4 (this Schedule), dated June 30, 1995 (such date being the "Delivery Date") for this Schedule), is a part of the Master Equipment Lease Agreement, dated as of August 20, 1993 (the "Lease"), between MMC/GATX PARTNERSHIP NO. I ("Lessor") and CALYPTE BIOMEDICAL CORPORATION ("Lessee") and is incorporated therein by this reference. The terms used in this Schedule shall have the meanings given to them in the Lease unless otherwise defined herein. The Commitment Termination Date is hereby amended to December 31, 1995. The Initial Lease Term applicable to this Schedule and all subsequent schedules is hereby amended to 36 months. The Initial Rent Factor applicable to this Schedule and all subsequent schedules is hereby amended to 3.2402%.

         1.    Description and Cost of Units

         The units subject to this Schedule are described in Annex A hereto. The Lessor's Cost for this Schedule is:

                                  $168,923.19

         2.     Acceptance; Obligations

         Lessee confirms that on the Delivery Date hereof (i) all of the Units described in Annex A attached hereto were duly accepted by Lessee and became subject to the Lease; and (ii) Lessee became obligated to make Rental Payments to Lessor and perform certain other obligations with respect to such Units as provided in the Lease and Schedule.

         3.      Rent

         (a) Commencing on July 1, 1995 (the "Rent Commencement Date") and on the first day of each month thereafter, the rent for each Unit shall be paid by Lessee in advance by check (or if requested by Lessor, by wire transfer), to the location prescribed by Lessor in writing, in thirty-six (36) consecutive installments, each of which shall be calculated based upon a Rent Factor of 3.2935% of the Lessor's cost for this Schedule which rental is:

                                  $5,563.49 for each such installment.

         (b) The Lease Term for the Units subject to this Schedule is 36 months and commences on the Rent Commencement Date. The Lease Term for the Units subject to this Schedule shall expire on:

                                  July 1, 1998

         (c) The Interim Rental Payment for the period from the Delivery Date of this Schedule through the Rent Commencement Date, which is due on the Delivery Date is:

                                  $185.45

         4. Conditions. Lessor's obligations under the Lease and this Schedule are subject to the prior satisfaction of the following conditions on or before the Delivery Date of this Schedule:

                 (a) Lessor shall have received, in form and substance satisfactory to Lessor:

                 (i) All acceptable waivers of landlords and/or mortgagees, substantially in the form of Exhibit B to the Lease.

                 (ii) To the extent Lessor deems it necessary, a release or other arrangement with any other lessor or lender to the Company to insure that there will be no impairment of Lessor's interest in the Units subject to this or other Schedules.

                 (iii) A sales tax exemption or other similar certificate from Lessee with respect to any Units included in this Schedule, but not placed in service by Lessee before the Delivery Date of this Schedule.

                 (iv) Copies of invoices, purchase orders and cancelled checks relating to all Units being placed under the Lease pursuant to a sale/leaseback on the Delivery Date of this Schedule and/or a Purchase Order and Invoice Assignment form Lessee to Lessor substantially in the form of Exhibit C to the Lease, instead of copies of cancelled checks, for all Units purchased by Lessor directly from the vendor.

                 (v) For all sales of Units by Lessee to Lessor, a Bill of Sale substantially in the form of Exhibit D to the Lease.

                 (vi) An executed copy of each manufacturer's service contract entered into by Lessee pursuant to Section 9 of the Lease.

                 (vi) Two new Warrants acceptable to Lessor replacing the Warrant granted August 20, 1993.

                 (b) Lessee shall have filed or recorded, to the satisfaction of Lessor, all instruments and documents, including, but not limited to, Financing Statements on Form UCC-1 and Releases and Termination Statements on Form UCC-2, then deemed necessary by Lessor to preserve and protect its rights hereunder, under the Uniform Commercial Code (including the termination of any after-acquired property clause of third parties with respect to any Unit) and, if applicable, not less than ten days before the Delivery Date, a notice of the proposed transfer to Lessor by Lessee of title to the Units to be placed under the Lease on such Delivery Date shall have been published as and to the extent required by Section 3440 of the Civil Code of the State of California.

                 (c) Lessor shall have received all other documents and Lessee shall have performed all other acts as Lessor shall have reasonably requested to consummate the transaction contemplated by this Schedule.

                 (d) Except with the prior consent of Lessor which shall not be unreasonably withheld, (i) Lessor's Cost for the Units subject to this Schedule shall be equal to or exceed the Minimum Funding Amount, (ii) Lessor's cost for the Units subject to this Schedule when aggregated with Lessor Cost for all Units under all previously funded Schedules shall not exceed the Lessor's Commitment set forth on the cover page of the Lease, and (iii) the funding contemplated by this Schedule when aggregated with all previous fundings under the Lease shall not exceed the Maximum Number of Fundings.

                 (e) Except with the prior written consent of Lessor which shall not be unreasonably withheld, the aggregate of Lessor's Cost for all Units subject to this Schedule and all Schedules previously made subject to the Lease which consist of tenant improvements, computer software, equipment manufactured specially for Lessee and/or delivery and installation costs shall not exceed 17.39% ($200,000 of Lessor's Costs if the entire Lessor's Commitment is funded) of the total Lessor's Cost of Equipment funded, provided however, that tenant improvements will not be eligible Equipment until Lessee receives FDA approval of its lead product.

                 (f) The Delivery Date of this Schedule shall not be later than the Commitment Termination Date.

                 (g) On the Delivery Date of this Schedule no Event of Default or event, which with the passage of time or the giving of notice or both would constitute an Event of Default, shall exist.

                 (h) Except with the prior written consent of Lessor which shall not be unreasonably withheld, all of the Units listed on Annex A shall consist of Eligible Equipment.

                 5. Representation and Warranties. Lessee hereby makes the representations and warranties set forth in Section 14 of the Lease.

                 6. Payments. Pursuant to Section 16(h) of the Lease all payments shall be made to Lessor c/o GATX Capital Corporation, as Agent, Box 71316, Chicago, Illinois 60694 unless otherwise indicated in a writing signed by Lessor.

         This Schedule is hereby duly executed by the parties hereto as of the date first written above.

                           MMC/GATX PARTNERSHIP NO. I
                           By: GATX Capital Corporation, as Agent


                           By:            [SIG]
                              -----------------------------------
                           Title:          VP
                                 --------------------------------


                           CALYPTE BIOMEDICAL CORPORATION


                           By:            [SIG]
                              -----------------------------------
                           Title:       President
                                 --------------------------------


LESSEE'S ADDRESS
FOR NOTICES:
1440 Fourth Street
Berkeley, CA 94710

ATTN:    Bill Boeger
         Chairman & C.E.O.

Annex A - Description of Units
Annex B - Stipulated Loss Values
Annex C - Exceptions to Representations and Warranties

06/30/95         CALYPTE BIOMEDICAL  SCHEDULE NO. 4 - ANNEX A            PAGE 1

REF.#      VENDOR           QTY.        DESCRIPTION                P.O. #    INVOICE #    SERIAL #     UNIT COST    NBV       TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
     COMPUTER EQUIPMENT
     ==================
 1   Miracle Computers, Inc.  1 Everex Stepnote 4DX4/100 4M/524    12741    122445        4031917A     3,481.00
                                w/ethernet and memory upgrade                                                              $3,481.00
- ------------------------------------------------------------------------------------------------------------------------------------
 2   Miracle Computers, Inc.  1 PowerMac 6100/66 w/ add'l memory   12764    122508        XB5150P4TE   2,908.00
                                                                                                                           $2,908.00
- ------------------------------------------------------------------------------------------------------------------------------------
 3   Miracle Computers, Inc.  1 PowerMac 6100/66 w/ add'l memory            121964        XB5124FE47Z  2,877.00
                              1 Sony CPD-15SF1 15" Monitor                                S01-7124395-H  449.00
                                                                                                                           $3,326.00
- ------------------------------------------------------------------------------------------------------------------------------------
 4   Gateway 2000             1 Gateway 2000 PC 486x66             12460    509154        3208724      1,459.00
                              1 Sony 15" Vivitron Monitor                                 5209235        340.00
                                                                                                                           $1,799.00
- ------------------------------------------------------------------------------------------------------------------------------------
 5   Hard Drive Super Source  1 DAT External Backup Unit           12440    TM10726       50125549/      929.00
                                (Located in Ref. #10, line #1)                            TEC5B7                             $929.00
- ------------------------------------------------------------------------------------------------------------------------------------
 6   Computerware             1 Duo Dock for Mac Powerbook         12208    1079365       TF3391SJIAI    495.00
                                (Located in Ref. #11)                                                                        $495.00
- ------------------------------------------------------------------------------------------------------------------------------------
 7   The Mac Zone             2 Sony Multiscan 15" Monitors                 547307500017  20005858       905.96
                                @ $452.98/ea                                              20005860
                              2 Sony Universal Mac to VGA Cable                                           30.00
                                @ $15./ea                                                                                    $935.96
- ------------------------------------------------------------------------------------------------------------------------------------
 8   HIQ Computer Systems     1 HIQMARS 486DX66 mhz w/monitor      12258    27147      BVL449B0063035  1,254.00
                                (Manufacturer is HIQ)                                                                      $1,254.00
- ------------------------------------------------------------------------------------------------------------------------------------
 9   HIQ Computer Systems     1 8mb of ram 70 ns for 486PCI                 27099                        310.00
                              1 PCI SVGA Card 1mb                           27101                        100.00
                              1 VLB SVGA Card 1mb (returned)                                             (68.00)
                              1 VLB SCSI Card                                                            106.00
                                (Located in Ref. #10--Item #1)                                                               $448.00
- ------------------------------------------------------------------------------------------------------------------------------------
10   HIQ Computer Systems     1 Green PC-486DX66 mhz w/256k PCI    12155    26722      BRL424B0011266  1,728.00
                                & Monitor
                              1 Green PC-486DX66 mhz w/256k PCI                        BRL424B0023134  1,728.00
                                & Monitor
                              1 Green PC-486DX66 mhz w/256k PCI                        BRL424B0023148  1,728.00
                                & Monitor
                              1 Green PC-486DX66 mhz w/256k PCI                        BRL424B0023738  1,728.00
                                & Monitor
                                (Manufacturer is HIQ)                                                                      $6,912.00
- ------------------------------------------------------------------------------------------------------------------------------------
11   Macattack Computers      1 Powerbook Duo 280c 12/320 w/modem  12083    44073         FC445HCN230  3,708.00
                                                                                                                 3,411.36  $3,411.36
- ------------------------------------------------------------------------------------------------------------------------------------

06/30/95         CALYPTE BIOMEDICAL  SCHEDULE NO. 4 - ANNEX A            PAGE 2

REF.#      VENDOR           QTY.        DESCRIPTION                P.O. #    INVOICE #     SERIAL #    UNIT COST    NBV       TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
12    Proctor-Willenbacher   1  Micropolic 4110 int. Hard Disk      11829   PW-10018-84    A237227      803.85
                                (Located in system funded by
                                MMC/GATX on 10/4/93-s/n#F2314LAXCN2)                                               667.20    $667.20
- ------------------------------------------------------------------------------------------------------------------------------------
13    Compaq Computer Corp.  1  Compaq Prolinea & Densitometer PC   11426      53905    A416HHC70850  3,139.00
                                4/66 with monitor & add'l memory                         141685-001              2,354.25  $2,354.25
- ------------------------------------------------------------------------------------------------------------------------------------
14    Compaq Computer Corp.  1  Compaq Contura Laptop model 120     11229      49101    7410HDJ33500  2,135.00
                                                                                                                 1,601.25  $1,601.25
- ------------------------------------------------------------------------------------------------------------------------------------
15    Gateway 2000           1  Gateway 2000 PC 486x66 w/monitor    11090     3481382      1827692    2,065.00
                                                                                                                 1,383.55  $1,383.55
====================================================================================================================================
                SUBTOTAL                COMPUTER EQUPMENT                                                                 $31,905.57
====================================================================================================================================
      OFFICE FURNITURE & EQUIPMENT
      ----------------------------
16    Kantors                1  Adjustable leg Table                12506       6430                    164.83
                             1  Computer Stand                                                          169.84
                                                                                                                             $334.67
- ------------------------------------------------------------------------------------------------------------------------------------
17    Kantors                5  Oak 84" Bookshelves @ $269.99/ea    12327A     83033                  1,349.95
                                                                                                                           $1,349.95
- ------------------------------------------------------------------------------------------------------------------------------------
18    Kantors                2  Oak Bookcases @ $154.99/ea          12276      82725                    309.98
                                                                                                                             $309.98
- ------------------------------------------------------------------------------------------------------------------------------------
19    Kantors                5  Admiral Steno Chairs @ $238./ea     11537      36296                  1,190.00
                             5  Admiral Task Chairs @ $338./ea                                        1,690.00
                                                                                                                 2,160.00  $2,160.00
- ------------------------------------------------------------------------------------------------------------------------------------
20    Corporate Raider       1  Okidata Printer                     12106       8533    312A0020796     820.00
                                                                                                                   754.40    $754.40
- ------------------------------------------------------------------------------------------------------------------------------------
21    Kantors                1  5 Drawer Lateral File               12288       6126                    678.65
                                                                                                                             $678.65
- ------------------------------------------------------------------------------------------------------------------------------------
22    MAC                    1  Deskwriter 560C Printer                       301997     SG4C817142     529.00
                                                                                                                             $529.00
====================================================================================================================================
                SUBTOTAL                OFFICE FURNITURE & EQUIPMENT                                                       $6,116.65
====================================================================================================================================

06/30/95         CALYPTE BIOMEDICAL  SCHEDULE NO. 4 - ANNEX A            PAGE 3

REF.#      VENDOR              QTY.        DESCRIPTION             P.O. #    INVOICE #     SERIAL #    UNIT COST    NBV       TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
    LAB EQUIPMENT
    -------------
23  Circuit City                1  Refrigerator                           24001435599   940905682     459.97
                                                                                                                             $459.97
- ------------------------------------------------------------------------------------------------------------------------------------
24  Acme Scale                  1  Floor Scale                     12426     953829     1048460.1RW  8,008.32
                                                                                                                           $8,008.32
- ------------------------------------------------------------------------------------------------------------------------------------
25  American Vacuum Tedhnology  2  Stands for Portable Mixers      12522      10602                    950.00
                                   @ $475./ea                                                                                $950.00
- ------------------------------------------------------------------------------------------------------------------------------------
26  Millipore                   1  Milliflex Single Pump           12525     1260087     F4MM98269   1,301.00
                                                                                                                           $1,301.00
- ------------------------------------------------------------------------------------------------------------------------------------
27  Sartorius Corporation       1 Sartocheck III Filter Integrity  12486    111319-01     4502019   14,025.00
                                  Tester                                                                                  $14,025.00

- ------------------------------------------------------------------------------------------------------------------------------------
29  Advanced Handling Systems   1 Cage for -80c Freezer            12269      3836                     964.00
                                                                                                                             $964.00
- ------------------------------------------------------------------------------------------------------------------------------------
30  Sullair Pacific             1 Air Compressor                   12304     908736     E03-C00595  10,751.00
                                                                                                                          $10,751.00
- ------------------------------------------------------------------------------------------------------------------------------------
31  VWR Scientific              2 PH meters w/electrodes           12469    27158330       123124    3,389.64
                                  @ $1694.82/ea                                            167879                          $3,389.64
- ------------------------------------------------------------------------------------------------------------------------------------
32  Pelco Sales                 1 Double Refrigerator              12495      3-021       1323231    1,970.00
                                                                                                                           $1,970.00
- ------------------------------------------------------------------------------------------------------------------------------------

06/30/95         CALYPTE BIOMEDICAL  SCHEDULE NO. 4 - ANNEX A            PAGE 4

REF.#      VENDOR                 QTY.        DESCRIPTION            P.O. #   INVOICE #     SERIAL #    UNIT COST    NBV       TOTAL
- ------------------------------------------------------------------------------------------------------------------------------------
33  Scientific Equipment Exchange  1 Beckman Centrifuge               12485     2619        3657      9,995.00
                                                                                                                           $9,995.00
- ------------------------------------------------------------------------------------------------------------------------------------
34  Baxter Scientific              3 Free Standing Gowning Benches    11965   4627443                 1,335.00
                                     @ $445./ea                                                                            $1,335.00
- ------------------------------------------------------------------------------------------------------------------------------------
35  Advanced Handling Systems      6 Transport Cars w/ casters        12104     3576                  4,490.00
                                     @ $748.33/ea                                                                          $4,490.00
- ------------------------------------------------------------------------------------------------------------------------------------
36  Baxter Scientific              1 Urine Chem-Analyzer              12138   3582283                 2,115.00
                                                                                                                           $2,115.00
- ------------------------------------------------------------------------------------------------------------------------------------
37  Biotest Diagnostics            1 Centrifugal Air Sampler          12069    106168       11648     1,775.00
                                                                                                                 1,663.00  $1,663.00
- ------------------------------------------------------------------------------------------------------------------------------------
38  Harris Manufacturing           1 Chart Recorder for -20C Freezer  12073    118232                   659.00
                                                                                                                   606.28    $606.28
- ------------------------------------------------------------------------------------------------------------------------------------
39  Silicon Valley Shelving        1 Locker for Change Room           11980    50598                  1,397.00
                                                                                                                 1,285.24  $1,285.24
- ------------------------------------------------------------------------------------------------------------------------------------
40  VWR Scientific                 1 Small Incubator                  12113   22881680   35823-204    1,360.00
                                                                                                                 1,251.20  $1,251.20
- ------------------------------------------------------------------------------------------------------------------------------------
41  VWR Scientific                 4 Temp/Humidity Chart Recorder     12035   21870800  4322445-449   1,962.00
                                     @ $490.50/ea                                                                1,805.04  $1,805.04
- ------------------------------------------------------------------------------------------------------------------------------------
42  VWR Scientific                 1 Bioprocess Kettles               12053   22634040     2674       5,882.00
                                                                                           0150                  5,426.59  $5,426.59
- ------------------------------------------------------------------------------------------------------------------------------------
43  Altair/Linde Gases             2 Nitrogen Regulators @ $473.25/ea 11982    768356                   946.50
                                                                                                                   870.78    $870.78
- ------------------------------------------------------------------------------------------------------------------------------------
44  Baxter Scientific              5 Two Shelf Plastic Carts          11965   1393722                   700.00
                                     @ $140./ea
                                   1 Stem Caster Cart                                                   249.75
                                                                                                                   873.77    $873.77
- ------------------------------------------------------------------------------------------------------------------------------------
45  Baxter Scientific              1 Biocentrifuge Rotor              12030   1439695                   243.75
                                                                                                                   224.25    $224.25
- ------------------------------------------------------------------------------------------------------------------------------------
46  Baxter Scientific              1 Biocentrifuge                    12030   1524548    75003637     1,175.00
                                                                                                                 1,081.00  $1,081.00
- ------------------------------------------------------------------------------------------------------------------------------------
47  Baxter Scientific              5 Two Shelf Plastic Carts          11965   2288046                   700.00
                                     @ $140./ea
                                   2 Stem Caster Cart @ $330./ea                                        660.00
                                                                                                                 1,251.20  $1,251.20
- ------------------------------------------------------------------------------------------------------------------------------------
48  Baxter Scientific             10 Cleanroom Chairs @ $310./ea      11993   2288045                 3,100.00
                                                                                                                 2,852.00  $2,852.00
- ------------------------------------------------------------------------------------------------------------------------------------

06/30/95          CALYPTE BIOMEDICAL - SCHEDULE NO. 4 - ANNEX A          PAGE 5

REF.#      VENDOR         QTY.    DESCRIPTION                  P.O.#   INVOICE#    SERIAL #      UNIT COST     NBV        TOTAL
- -----------------------------------------------------------------------------------------------------------------------------------
49  Harris Manufacturing   1    -20C Freezer                   11959   113556     Y03D-188874-YD  3,365.40
                                                                                                            3,096.17   $3,096.17

- -----------------------------------------------------------------------------------------------------------------------------------
51  The Baker Company      1    Baker 4' Chemgard Fume Hood    11958    72871         57075       5,618.00
                           1    4' Base Cabinet                                       51928       1,130.00
                                                                                                            6,208.16   $6,208.16

- -----------------------------------------------------------------------------------------------------------------------------------
52  Amicon, Inc.           1    Stirred Cell                   11574   386703                       785.00
                                                                                                              772.20     $772.20

- -----------------------------------------------------------------------------------------------------------------------------------
53  Bio-Tek Instruments    1    Combo Pressure/Vacuum          11613   135103         97846       1,445.00
                                   System
                                                                                                            1,329.40   $1,329.40

- -----------------------------------------------------------------------------------------------------------------------------------
54  Nuaire, Inc.           1    Horizontal Flow Clean Cabinet  11820    52407        60215ABV     3,512.83
                                                                                                            3,231.80   $3,231.80

- -----------------------------------------------------------------------------------------------------------------------------------
55  Bio-Rad Laboratories   1    Econo System Chromatography    11612  272714    Mon=700BR05945    7,240.00
                                **SEE COPY OF QUOTE #94-1990                      701BR04787                6,009.20   $6,009.20

- -----------------------------------------------------------------------------------------------------------------------------------
56  Bio-Rad Laboratories   1    Demsitometer                   11580   572510        T41405H     12,500.00
                                **SEE COPY OF QUOTE #94-0964                                               10,375.00  $10,375.00

- -----------------------------------------------------------------------------------------------------------------------------------
57  Met One, Inc.          1    Particle Counter               11647    27965       95188012      4,600.00
                                                                                    95188012A               3,818.00   $3,818.00

- -----------------------------------------------------------------------------------------------------------------------------------
58  Norlab Manufacturing   1    Controlair 4' Fume Hood &      11592     2127        3S147A       2,562.00
                                   Accessories                                                              2,126.46   $2,126.46

- -----------------------------------------------------------------------------------------------------------------------------------
59  Dynatech Laboratories  1    Pump                           11161    47877                     2,400.00
                                                                                                            1,608.00   $1,608.00

- -----------------------------------------------------------------------------------------------------------------------------------
61  National Instrument    1    Fil-A-Matic Filling Machine    10717   153510          19854     14,579.00
       Co.                                                             59523-2                              9,767.93   $9,767.93

- -----------------------------------------------------------------------------------------------------------------------------------
62  Advanced Handling      1    Black Plastic Pallet           12220     3644                       175.00
       Systems             1    3 Shelf Metro Cart                                                  275.00
                           1    2 Shelf Metro Cart                                                  145.00
                                                                                                                         $595.00

- -----------------------------------------------------------------------------------------------------------------------------------
63  Advanced Handling      1    18x36x69"h Metro Max Cart      12341     3831                       250.00
       Systems             3    18x36x69"  Metro Max Carts
                                                  @$325./ea.                                        975.00              $1,225.00

- -----------------------------------------------------------------------------------------------------------------------------------
64  Advanced Handling      1    Lot Price for 25 Metro
       Systems                     Shelves & 20 Posts          12104     3592                     2,004.75
                                                                                                            1,844.37    $1,844.37

===================================================================================================================================

            SUB TOTAL           LAB EQUIPMENT                                                                         $130,900.97

===================================================================================================================================

06/30/95          CALYPTE BIOMEDICAL - SCHEDULE NO. 4 - ANNEX A          PAGE 6

REF.#      VENDOR         QTY.    DESCRIPTION                  P.O.#   INVOICE#    SERIAL #      UNIT COST     NBV        TOTAL
- -----------------------------------------------------------------------------------------------------------------------------------

                                  TOTAL - SCHEDULE NO. 4                                                              $168,923.19
                                  ======================                                                              ===========

                                    ANNEX B
                               CALYPTE BIOMEDICAL
                                 Schedule No. 4
                        Stipulated Loss Values (SLV) as
                         a Percentage of Lessor's Cost


                        Rental                             Rental
                  Payment Date    *SLV              Payment Date   *SLV
                  --------------------              --------------------
on or           1  01-Jul-95   100.00%           23  01-May-97    61.59%
before          2  01-Aug-95    99.59%           24  01-Jun-97    59.24%
                3  01-Sep-95    98.37%           25  01-Jul-97    56.86%
                4  01-Oct-95    97.00%           26  01-Aug-97    54.44%
                5  01-Nov-95    96.57%           27  01-Sep-97    51.97%
                6  01-Dec-95    95.28%           28  01-Oct-97    49.47%
                7  01-Jan-96    93.63%           29  01-Nov-97    46.94%
                8  01-Feb-96    91.93%           30  01-Dec-97    44.34%
                9  01-Mar-96    90.19%           31  01-Jan-98    41.72%
               10  01-Apr-90    88.41%           32  01-Feb-98    39.06%
               11  01-May-96    86.59%           33  01-Mar-98    36.34%
               12  01-Jun-96    84.74%           34  01-Apr-98    33.57%
               13  01-Jul-96    82.84%           35  01-May-98    30.75%
               14  01-Aug-96    80.91%           36  01-Jun-98    27.90%
               15  01-Sep-96    78.93%           37  01-Jul-98    25.00%
               16  01-Oct-96    76.92%              Thereafter    25.00%
               17  01-Nov-96    74.86%
               18  01-Dec-96    72.75%
               19  01-Jan-97    70.61%
               20  01-Feb-97    68.42%
               21  01-Mar-97    66.19%
               22  01-Apr-97    63.90%



* Each Stipulated Loan Value percentage assumes payment of all Scheduled Payments due on or before the indicated Payment Date.

Calypte Biomedical, Inc.                           Commitment Deposit/Expenses
- ------------------------                           ---------------------------

Instructions: This is a sample taken from the Neocrin transaction. Just fill in the blanks as you see fit. This is also a good worksheet to send to the customer when they ask how their Deposit was used.

                                        CALYPTE BIOMEDICAL INC.
                                        -----------------------


Section E of the Proposal Letter: "A Commitment Fee of $15,000 is required by
- -------------------------------------------------------------------------------
the Lessor to initiate its due diligence review process. This deposit is
- -------------------------------------------------------------------------------
refundable if the transaction is not approved by the Lessor, which approval is
- -------------------------------------------------------------------------------
in the sole discretion of the Lessor. Should the transaction be approved, any
- -------------------------------------------------------------------------------
portion of the fee not utilized to pay expenses, will be applied on a pro rata
- -------------------------------------------------------------------------------
basis to the first rental payable on each Schedule. If, subsequent to the
- -------------------------------------------------------------------------------
Lessor's approval and mutually acceptable lease documents, the Lessee does not
- -------------------------------------------------------------------------------
proceed with this transaction, fails to execute final documents with Lessor or
- -------------------------------------------------------------------------------
does not utilize the lease line, the fee shall be retained by the Lessor."
- -------------------------------------------------------------------------------


COMMITMENT DEPOSIT                                                 25,000.00
Phoenix Leasing Commitment Deposit Portion:                        (7,500.00)
MMC/GATX Partnership No. 1 Commitment Deposit Retained:            17,500.00


EXPENSES        Legal         Attorney Fees       9,467.50
                -----
                              Clerical overtime       0.00
                              Telephone               4.05
                              UCC Work              213.00
                              Copying Expense       380.70
                              Postage                 0.00
                              Express Delivery      418.11
                              Outside Services       91.15
                              Facsimile             144.00
                                                 ---------
                                                 10,718.51

                Travel                                0.00
                ------                                ----

                Total Expenses                   10,718.51      (10,718.51)
                --------------                                  ----------

                Legal Expense Cap:                              (10,000.00)

REMAINING DEPOSIT                                                $7,500.00
                                                                 ---------



           ---------------------------------------------------------------
                                             As a % of           $7,500.00
                                             Lessor's        Apply Against
               1,150,000.00 Commitment       Commitment             Remtal
           -------------------------------   ----------      -------------
           First Draw           $38,012.90         3.31%           (248.25)
           Second Draw         $148,871.25        12.95%           (971.25)
           Third Draw           $38,297.00         3.33%           (249.75)
           Fourth Draw         $168,923.19        14.69%         (1,101.75)
           Fifth Draw                $0.00         0.00%              0.00
                                     -----         -----              ----

                               $394,104.34        34.28%         (2,571.00)

                                            Remaining Deposit     4,929.00
                                                                  ========
           ---------------------------------------------------------------
                                  CREDITS TAKEN        1            258.18   All 3 credits were credited
Please Note: When the credits shown here were taken    2          1,010.10   to Invoice #17961.
all legal expenses were not allocated. Therefore the   3            259.74
overpaid amounts totalling $58.77 will be subtracted   4          1,042.98   Invoice #1168M
from the pro-rata credit from the commitment deposit              --------
on Schedule 4. (i.e. $1,101.75 - $58.77 = $1,042.98)              2,571.00
The box above reflects the revised allocation of the
commitment deposit.